                          CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                                DEPOSITOR,

                                       DLJ MORTGAGE CAPITAL, INC.,

                                                 SELLER,

                                         WELLS FARGO BANK, N.A.,

         MASTER SERVICER, SERVICER, TRUST ADMINISTRATOR AND SUPPLEMENTAL INTEREST TRUST TRUSTEE,

                                    SELECT PORTFOLIO SERVICING, INC.,

                       SERVICER, SPECIAL SERVICER AND MODIFICATION OVERSIGHT AGENT,

                                                   AND

                                     U.S. BANK NATIONAL ASSOCIATION,

                                                 TRUSTEE

                                            SERIES SUPPLEMENT

                                         DATED AS OF MAY 1, 2007

                                                    TO

                            STANDARD TERMS OF POOLING AND SERVICING AGREEMENT

                                         DATED AS OF MAY 1, 2007

                                               RELATING TO

                                  ADJUSTABLE RATE MORTGAGE TRUST 2007-2

                        ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

                                              SERIES 2007-2

                                            TABLE OF CONTENTS

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE

                                                 EXHIBITS
   Exhibit A:              Standard Terms of Pooling and Servicing Agreement....................................A-1

                                                SCHEDULES
   Schedule I:             Mortgage Loan Schedule...............................................................I-1

                                                APPENDICES
   Appendix A:             [RESERVED]..................................................................Appendix A-1

                  THIS  SERIES  SUPPLEMENT  dated as of May 1,  2007  (the  "Series  Supplement"),  to the
STANDARD  TERMS OF  POOLING  AND  SERVICING  AGREEMENT  dated as of  May 1,  2007 and  attached  hereto as
Exhibit A  (the "Standard  Terms" and,  together with this Series  Supplement,  the "Pooling and Servicing
Agreement"  or  "Agreement"),  is hereby  executed  by and  among  CREDIT  SUISSE  FIRST  BOSTON  MORTGAGE
SECURITIES CORP., as depositor (the  "Depositor"),  DLJ MORTGAGE CAPITAL,  INC.  ("DLJMC"),  as seller (in such capacity,  the "Seller"),  WELLS FARGO BANK, N.A., as master servicer (in such capacity,  the "Master
Servicer"),  as a servicer (in such capacity,  a "Servicer"),  as supplemental  interest trust trustee (in such capacity,  the "Supplemental  Interest Trust Trustee") and as trust  administrator (in such capacity, the "Trust Administrator"),  SELECT PORTFOLIO SERVICING,  INC. ("SPS"), as a servicer (in such capacity, a
"Servicer"),  as  special  servicer  (in such  capacity,  the  "Special  Servicer"),  and as  modification oversight agent (the "Modification  Oversight Agent"), and U.S. BANK NATIONAL ASSOCIATION,  as trustee (in such capacity,  the "Trustee").  Capitalized  terms used in this Agreement and not otherwise  defined will have the meanings assigned to them in Article I below or, if not defined therein, in the Standard Terms.

                                          PRELIMINARY STATEMENT

                  The  Depositor  is the owner of the Trust Fund (other than the Trust's  rights under the
Swap  Agreement)  that is hereby  conveyed to the Trustee in return for the  Certificates.  The Trust Fund
(exclusive of any entitlement to Assigned Prepayment  Premiums,  the Swap Agreement and the assets held in the  Supplemental  Interest  Account)  for  federal  income tax  purposes  shall  consist  of four  REMICs
(referred to as "REMIC I," "REMIC II," "REMIC III" and "REMIC IV").

                  The terms and  provisions  of the Standard  Terms are hereby  incorporated  by reference herein as though set forth in full  herein.  If any term or  provision  contained  herein  shall  conflict with or be inconsistent  with any provision  contained in the Standard Terms,  the terms and provisions of this Series  Supplement shall govern.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard  Terms.  The Pooling and Servicing  Agreement  shall be dated as of the date of this Series Supplement.

                                                 REMIC I

         As provided herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the Group 1  Mortgage  Loans and certain other related  assets  (exclusive of any entitlement  to  Assigned  Prepayment  Premiums)  subject  to this  Agreement  as a real  estate  mortgage investment  conduit (a "REMIC") for federal income tax purposes,  and such  segregated pool of assets will be designated as "REMIC I."  Component I of the Class AR-L  Certificates  will represent the sole Class of
"residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under federal income  tax law.  The  following  table  irrevocably  sets  forth the  designation,  remittance  rate (the
"Uncertificated  REMIC I Pass-Through Rate") and initial Uncertificated  Principal Balance for each of the
"regular  interests" in REMIC I (the  "REMIC I  Regular  Interests")  and the Class  Principal  Balance of
Component I of the Class AR-L  Certificates.  The "latest possible maturity date"  (determined  solely for
purposes  of  satisfying  Treasury  regulation   Section 1.860G-1(a)(4)(iii))  for  each  REMIC I  Regular
Interest shall be the Maturity Date.  None of the REMIC I Regular Interests will be certificated.

  Class Designation for each
 REMIC I Regular Interest and                                                     Initial Uncertificated
Component I of the Class AR-L                       Uncertificated REMIC I      Principal Balance or Class
         Certificates           Type of Interest       Pass-Through Rate            Principal Balance                    Final Maturity Date*
          Class Y-1                  Regular              Variable(1)         $  182,550,050.00                                June 2037
          Class Z-1                  Regular              Variable(1)         $   11,961,304.61                                June 2037
Component I of the Class AR-L       Residual              Variable(1)         $           50.00                                June 2037
-------------------------------
*    The Distribution  Date in the specified month,  which is the month following the month the latest maturing  Mortgage Loan in the related Loan Group matures.  For federal income tax purposes,  for each Class of REMIC I Regular and Residual Interests,  the "latest possible maturity date" shall be the Final Maturity Date.
(1)  Interest  distributed to the REMIC I Regular  Interests Y-1 and Z-1 and Component I of the Class AR-L  Certificates on each  Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 1 Loans on the applicable  Uncertificated  Principal  Balance or Class
     Principal Balance outstanding immediately before such Distribution Date.

                                                 REMIC II

         As provided herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the Group 2  Mortgage  Loans and certain other related  assets  (exclusive of any entitlement to Assigned  Prepayment  Premiums,  the Swap Agreement and the assets held in the Supplemental
Interest Account) subject to this Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal  income tax  purposes,  and such  segregated  pool of assets  will be  designated  as  "REMIC II."
Component II  of the  Class AR-L  Certificates  will  represent the sole Class of "residual  interests" in
REMIC II  for purposes of the REMIC  Provisions  (as defined  herein)  under  federal  income tax law. The following table  irrevocably sets forth the  designation,  remittance rate (the  "Uncertificated  REMIC II
Pass-Through  Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in
REMIC II (the "REMIC II Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes  of  satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for  each  REMIC II  Regular
Interest shall be the Maturity Date.  None of the REMIC II Regular Interests will be certificated.

                                   Uncertificated REMIC II                  Initial Uncertificated REMIC I
        Designation                   Pass-Through Rate                          Principal Balance ($)
           II-1-A                        Variable(1)                                5,705,752.695
           II-2-A                        Variable(1)                                6,223,307.895
           II-3-A                        Variable(1)                                6,613,317.710
           II-4-A                        Variable(1)                                6,978,486.535
           II-5-A                        Variable(1)                                7,316,208.850
           II-6-A                        Variable(1)                                7,623,699.140
           II-7-A                        Variable(1)                                7,877,037.110
           II-8-A                        Variable(1)                                8,093,744.230
           II-9-A                        Variable(1)                                8,280,068.915
          II-10-A                        Variable(1)                                8,264,187.940
          II-11-A                        Variable(1)                                7,713,334.050
          II-12-A                        Variable(1)                                7,218,248.280
          II-13-A                        Variable(1)                                6,774,730.140
          II-14-A                        Variable(1)                                6,352,692.960
          II-15-A                        Variable(1)                                5,961,781.000
          II-16-A                        Variable(1)                                5,590,620.135
          II-17-A                        Variable(1)                                5,214,865.545
          II-18-A                        Variable(1)                                4,895,840.810
          II-19-A                        Variable(1)                                4,683,912.905
          II-20-A                        Variable(1)                                4,459,603.490
          II-21-A                        Variable(1)                                4,262,459.595
          II-22-A                        Variable(1)                                4,072,424.035
          II-23-A                        Variable(1)                                3,892,374.545
          II-24-A                        Variable(1)                                3,722,185.005
          II-25-A                        Variable(1)                                3,574,785.760
          II-26-A                        Variable(1)                                3,407,414.210
          II-27-A                        Variable(1)                                3,263,388.705
          II-28-A                        Variable(1)                                3,126,034.135
          II-29-A                        Variable(1)                                2,994,310.155
          II-30-A                        Variable(1)                                2,868,861.805
          II-31-A                        Variable(1)                                2,748,772.425
          II-32-A                        Variable(1)                                2,634,658.485
          II-33-A                        Variable(1)                                2,596,452.825
          II-34-A                        Variable(1)                                2,577,825.270
          II-35-A                        Variable(1)                                2,475,080.925
          II-36-A                        Variable(1)                                2,324,674.045
          II-37-A                        Variable(1)                                2,232,432.875
          II-38-A                        Variable(1)                                2,129,502.110
          II-39-A                        Variable(1)                                2,038,247.455
          II-40-A                        Variable(1)                                1,948,313.090
          II-41-A                        Variable(1)                                1,865,255.035
          II-42-A                        Variable(1)                                1,786,329.505
          II-43-A                        Variable(1)                                1,710,906.665
          II-44-A                        Variable(1)                                1,638,806.770
          II-45-A                        Variable(1)                                1,569,748.270
          II-46-A                        Variable(1)                                1,501,856.840
          II-47-A                        Variable(1)                                1,438,858.275
          II-48-A                        Variable(1)                                1,378,901.510
          II-49-A                        Variable(1)                                1,321,561.905
          II-50-A                        Variable(1)                                1,266,786.980
          II-51-A                        Variable(1)                                1,214,381.290
          II-52-A                        Variable(1)                                1,162,797.440
          II-53-A                        Variable(1)                                1,114,565.850
          II-54-A                        Variable(1)                                1,068,734.230
          II-55-A                        Variable(1)                                1,024,958.095
          II-56-A                        Variable(1)                                1,026,867.585
          II-57-A                        Variable(1)                                1,233,992.545
          II-58-A                        Variable(1)                                19,215,553.420
           II-1-B                        Variable(1)                                5,705,752.695
           II-2-B                        Variable(1)                                6,223,307.895
           II-3-B                        Variable(1)                                6,613,317.710
           II-4-B                        Variable(1)                                6,978,486.535
           II-5-B                        Variable(1)                                7,316,208.850
           II-6-B                        Variable(1)                                7,623,699.140
           II-7-B                        Variable(1)                                7,877,037.110
           II-8-B                        Variable(1)                                8,093,744.230
           II-9-B                        Variable(1)                                8,280,068.915
          II-10-B                        Variable(1)                                8,264,187.940
          II-11-B                        Variable(1)                                7,713,334.050
          II-12-B                        Variable(1)                                7,218,248.280
          II-13-B                        Variable(1)                                6,774,730.140
          II-14-B                        Variable(1)                                6,352,692.960
          II-15-B                        Variable(1)                                5,961,781.000
          II-16-B                        Variable(1)                                5,590,620.135
          II-17-B                        Variable(1)                                5,214,865.545
          II-18-B                        Variable(1)                                4,895,840.810
          II-19-B                        Variable(1)                                4,683,912.905
          II-20-B                        Variable(1)                                4,459,603.490
          II-21-B                        Variable(1)                                4,262,459.595
          II-22-B                        Variable(1)                                4,072,424.035
          II-23-B                        Variable(1)                                3,892,374.545
          II-24-B                        Variable(1)                                3,722,185.005
          II-25-B                        Variable(1)                                3,574,785.760
          II-26-B                        Variable(1)                                3,407,414.210
          II-27-B                        Variable(1)                                3,263,388.705
          II-28-B                        Variable(1)                                3,126,034.135
          II-29-B                        Variable(1)                                2,994,310.155
          II-30-B                        Variable(1)                                2,868,861.805
          II-31-B                        Variable(1)                                2,748,772.425
          II-32-B                        Variable(1)                                2,634,658.485
          II-33-B                        Variable(1)                                2,596,452.825
          II-34-B                        Variable(1)                                2,577,825.270
          II-35-B                        Variable(1)                                2,475,080.925
          II-36-B                        Variable(1)                                2,324,674.045
          II-37-B                        Variable(1)                                2,232,432.875
          II-38-B                        Variable(1)                                2,129,502.110
          II-39-B                        Variable(1)                                2,038,247.455
          II-40-B                        Variable(1)                                1,948,313.090
          II-41-B                        Variable(1)                                1,865,255.035
          II-42-B                        Variable(1)                                1,786,329.505
          II-43-B                        Variable(1)                                1,710,906.665
          II-44-B                        Variable(1)                                1,638,806.770
          II-45-B                        Variable(1)                                1,569,748.270
          II-46-B                        Variable(1)                                1,501,856.840
          II-47-B                        Variable(1)                                1,438,858.275
          II-48-B                        Variable(1)                                1,378,901.510
          II-49-B                        Variable(1)                                1,321,561.905
          II-50-B                        Variable(1)                                1,266,786.980
          II-51-B                        Variable(1)                                1,214,381.290
          II-52-B                        Variable(1)                                1,162,797.440
          II-53-B                        Variable(1)                                1,114,565.850
          II-54-B                        Variable(1)                                1,068,734.230
          II-55-B                        Variable(1)                                1,024,958.095
          II-56-B                        Variable(1)                                1,026,867.585
          II-57-B                        Variable(1)                                1,233,992.545
          II-58-B                        Variable(1)                                19,215,553.420
            A-I                          Variable(1)                                2,633,875.850
_______________
----------------------------------------------------------------------------------------------------------
(1)  Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.

                                                REMIC III

         As provided  herein,  the Trust  Administrator  will elect to treat the segregated pool of assets consisting of the REMIC I Regular  Interests and REMIC II Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated  pool of assets will be designated as  "REMIC III."  Component III  of the  Class AR-L  Certificates  will  represent  the sole Class of "residual  interests"  in REMIC III  for purposes of the REMIC  Provisions (as defined  herein) under federal  income tax law. The following  table irrevocably  sets forth the  designation,  remittance  rate (the  "Uncertificated  REMIC III  Pass-Through
Rate") and initial Uncertificated  Principal Balance for each of the "regular interests" in REMIC III (the
"REMIC III  Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC III Regular Interest shall be the Maturity Date.  None of the REMIC III Regular Interests will be certificated.

  Class Designation for each
  REMIC III Regular Interest                                                      Initial Uncertificated
   and Component III of the                        Uncertificated REMIC III        Principal Balance or
   Class AR-L Certificates      Type of Interest       Pass-Through Rate         Class Principal Balance                 Final Maturity Date*
          Class LT-1                 Regular              Variable(1)         $469,101,506.29                                 June 2037
          Class LT-2                 Regular              Variable(1)         $         16,466.22                             June 2037
          Class LT-3                 Regular                 0.00%            $         30,451.67                             June 2037
          Class LT-4                 Regular              Variable(2)         $         30,451.67                             June 2037
         Class LT-IO                 Regular               Variable           (3)                                             June 2037
Component II of the Class AR-L      Residual                  N/A             $              0.00                             June 2037
-------------------------------
*     The Distribution  Date in the specified month,  which is the month following the month the latest maturing Mortgage Loan in the related Loan Group matures.  For federal income tax purposes,  for each Class of REMIC III Regular and Residual Interests,  the "latest possible maturity date" shall be the Final Maturity Date.
(1)   Interest  distributed to the REMIC III  Regular Interests LT-1 and LT-2 on each Distribution Date will have accrued at the weighted average of the
      Net Mortgage Rates for the Group 2 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date
(2)   Interest  distributed to the REMIC III  Regular Interest LT-4 on each Distribution Date will have accrued at twice the weighted average of the Net
      Mortgage Rates for the Group 2 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.
(3)   REMIC III Regular Interest LT-IO will not have an Uncertificated  Principal Balance but will accrue interest on its uncertificated notional amount calculated in accordance with the definition of "Uncertificated Notional Amount" herein.
                                                 REMIC IV

                  As provided herein,  the Trust  Administrator will elect to treat the segregated pool of assets  consisting  of the REMIC I  Regular  Interests  and  REMIC III  Regular  Interests  as a REMIC for
federal income tax purposes,  and such  segregated  pool of assets will be designated as  "REMIC IV."  The
Class AR  Certificates  will represent the sole Class of "residual  interests" in REMIC IV for purposes of the REMIC  Provisions  under  federal  income tax law. The following  table and the footnotes  that follow irrevocably sets forth the designation,  Pass-Through  Rate,  aggregate  Initial Class Principal  Balance, and certain other features for each Class of Certificates  comprising the interests  representing "regular interests" in REMIC IV and the Class AR  Certificates.  The "latest  possible  maturity date"  (determined solely for  purposes of  satisfying  Treasury  Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of
REMIC IV  Regular  Certificates  shall be the Maturity Date. The REMIC IV Regular  Interest LT-IO will not be certificated.

                                                Class                                                                                 Integral Multiples
                                              Principal                        Pass-Through                                                in Excess
              Class                            Balance                       Rate (per annum)             Minimum Denomination            of Minimum
           Class 1-A-1                $  154,772,000.00                         Variable(1)                       $25,000                      $1
          Class 1-A-2-1               $   25,000,000.00                         Variable(1)                       $25,000                      $1
          Class 1-A-2-2               $    2,778,000.00                         Variable(1)                       $25,000                      $1
           Class 2-A-1                $  302,800,000.00                         Variable(2)                       $25,000                      $1
          Class 2-A-2-1               $   67,610,000.00                         Variable(3)                       $25,000                      $1
          Class 2-A-2-2               $   18,910,000.00                         Variable(4)                       $25,000                      $1
           Class 2-A-3                $   43,260,000.00                         Variable(5)                       $25,000                      $1
           Class 2-M-1                $   15,015,000.00                         Variable(6)                       $25,000                      $1
           Class 2-M-2                $    3,515,000.00                         Variable(7)                       $25,000                      $1
           Class 2-M-3                $    4,460,000.00                         Variable(8)                       $25,000                      $1
           Class 2-M-4                $    2,345,000.00                         Variable(9)                       $25,000                      $1
           Class 2-M-5                $    2,345,000.00                         Variable(9)                       $25,000                      $1
           Class 2-M-6                $    2,345,000.00                         Variable(9)                       $25,000                      $1
           Class 2-M-7                $    2,350,000.00                         Variable(9)                       $25,000                      $1
           Class 1-B-1                $    6,905,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-2                $    1,750,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-3                $      970,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-4                $      975,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-5                $      780,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-6                $      581,304.61                         Variable(1)                       $25,000                      $1*
            Class 2-X                 $    4,223,875.85(10)                     Variable(11)                       (12)                        N/A
             Class P                             (13)                              N/A                             (14)                        N/A
             Class AR                 $                 50.00                      N/A                             (15)                        N/A
                IO                              (16)                               (17)                            N/A                         N/A
_______________
----------------------------------------------------------------------------------------------------------
*    Except for one  certificate  of the  Class 1-B-6  Certificates  which shall contain any stub piece of less than $1.
(1)  The  Pass-Through  Rate for the June  2007  Distribution  Date  for the  Class 1-A-1,  Class 1-A-2-1,
     Class 1-A-2-2,  Class 1-B-1,  Class 1-B-2,  Class 1-B-3,  Class 1-B-4,  Class 1-B-5  and  Class 1-B-6
     Certificates is 5.96961% per annum.  After such  Distribution  Date, the  Pass-Through  Rate for such
     Certificates  shall  be a per  annum  rate  equal  to the Net WAC  Rate  for  Loan  Group 1  for that
     Distribution Date.
(2)  The  Pass-Through  Rate for the June  2007  Distribution  Date for the  Class 2-A-1  Certificates  is
     5.530%  per  annum.  After  such  Distribution  Date,  the  Pass-Through  Rate  for  the  Class 2-A-1
     Certificates  shall  be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
     Certificate  Index and the applicable  Certificate  Margin for such  Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(3)  The  Pass-Through  Rate for the June 2007  Distribution  Date for the  Class 2-A-2-1  Certificates is
     5.470%  per  annum.  After  such  Distribution  Date,  the  Pass-Through  Rate for the  Class 2-A-2-1
     Certificates  shall  be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
     Certificate  Index and the applicable  Certificate  Margin for such  Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(4)  The  Pass-Through  Rate for the June 2007  Distribution  Date for the  Class 2-A-2-2  Certificates is
     5.640%  per  annum.  After  such  Distribution  Date,  the  Pass-Through  Rate for the  Class 2-A-2-2
     Certificates  shall  be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
     Certificate  Index and the applicable  Certificate  Margin for such  Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(5)  The  Pass-Through  Rate for the June  2007  Distribution  Date for the  Class 2-A-3  Certificates  is
     5.660%  per  annum.  After  such  Distribution  Date,  the  Pass-Through  Rate  for  the  Class 2-A-3
     Certificates  shall  be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
     Certificate  Index and the applicable  Certificate  Margin for such  Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(6)  The  Pass-Through  Rate for the June  2007  Distribution  Date for the  Class 2-M-1  Certificates  is
     5.770%  per  annum.  After  such  Distribution  Date,  the  Pass-Through  Rate  for  the  Class 2-M-1
     Certificates  shall  be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
     Certificate  Index and the applicable  Certificate  Margin for such  Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(7)  The  Pass-Through  Rate for the June  2007  Distribution  Date for the  Class 2-M-2  Certificates  is
     5.920%  per  annum.  After  such  Distribution  Date,  the  Pass-Through  Rate  for  the  Class 2-M-2
     Certificates  shall  be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
     Certificate  Index and the applicable  Certificate  Margin for such  Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(8)  The  Pass-Through  Rate for the June  2007  Distribution  Date for the  Class 2-M-3  Certificates  is
     6.470%  per  annum.  After  such  Distribution  Date,  the  Pass-Through  Rate  for  the  Class 2-M-3
     Certificates  shall  be a per  annum  rate  equal  to the  least  of  (a) the  sum of the  applicable
     Certificate  Index and the applicable  Certificate  Margin for such  Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(9)  The  Pass-Through  Rate  for the  June  2007  Distribution  Date  for the  Class 2-M-4,  Class 2-M-5,
     Class 2-M-6  and Class 2-M-7  Certificates  is 6.820% per annum.  After such  Distribution  Date, the
     Pass-Through Rate for such  Certificates  shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate  Index and the  applicable  Certificate  Margin for such  Distribution
     Date, (b) the Net Funds Cap and (c) 11.00%.
(10) The  Class 2-X  Certificates  will  not  accrue  interest  on  their  Class  Principal  Balance.  The
     Class 2-X Certificates accrue interest on the Class 2-X Notional Amount.
(11) The Class 2-X  Certificates  will be comprised of two REMIC IV  regular  interests,  a principal only regular interest  designated 2-X-PO and an interest only regular interest  designated  2-X-IO,  which will be entitled to  distributions  as set forth herein.  On each  Distribution  Date,  the Class 2-X
     Certificates  shall  be  entitled  to  the  Class 2-X  Distributable  Amount.  With  respect  to  any
     Distribution Date,  interest accrued on the Class 2-X  Certificates during the related Accrual Period shall equal interest at the related  Pass-Through Rate on the Class 2-X  Notional Amount  immediately prior to such  Distribution  Date,  in each case reduced by any interest  shortfalls  with respect to the Mortgage Loans in the related Loan Group including  Prepayment  Interest Shortfalls to the extent
     not  covered  by  Compensating   Interest   Payments.   The  Pass-Through   Rate  for  the  Class 2-X
     Certificates  or the REMIC IV  Regular  Interest 2-X-IO for any  Distribution  Date shall equal a per annum rate equal to the  percentage  equivalent of a fraction,  the numerator of which is the product of (a) 30 and (b) the sum of the amounts calculated pursuant to clauses (i) through  (iv) below,  and the  denominator  of which is the product of (a) the  actual  number of days in the  related  Accrual
     Period and (b) the  aggregate  principal balance of the REMIC III Regular Interests LT1, LT2, LT3 and
     LT4.  For  purposes  of  calculating  the  Pass-Through  Rate  for the  Class 2-X  Certificates,  the
     numerator is equal to the sum of the following components:
         (i)  the  Uncertificated  Pass-Through  Rate for REMIC III Regular Interests LT1 minus the Marker
              Rate, applied to a notional amount equal to the aggregate  Uncertificated  Principal Balance of REMIC III Regular Interests LT1;
         (ii) the  Uncertificated  Pass-Through  Rate for REMIC III  Regular Interest LT2 minus the Marker
              Rate,  applied  to a  notional  amount  equal to the  Uncertificated  Principal  Balance  of
              REMIC III Regular Interest LT2; and
         (iii)    the  Uncertificated  Pass-Through  Rate for REMIC III  Regular  Interest LT4 minus twice the Marker Rate, applied to a notional amount equal to the Uncertificated  Principal Balance of REMIC III Regular Interest LT4.
     Accrued  interest on the Class 2-X  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related  Accrual Period.  Payments to any Class of Group 2  Certificates
     in respect of Basis Risk Shortfalls from the Group 2  Available  Distribution  Amount shall be deemed to have first  been  distributed  from  REMIC IV  to the  holders of the  Class 2-X  Certificates  in respect of the  Class 2-X-IO  REMIC IV  Regular  Interest and then paid by such holders to such Class of Group 2 Certificates.
(12) The  Class 2-X  Certificates  will be  issued  in  certificated,  fully-registered  form  in  minimum denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.
(13) The Class P  Certificates  will not have a Class Principal  Balance.  The Class P Certificates  shall have an initial  notional  balance of $240,011,928  and will be entitled to distributions of Assigned
     Prepayment Premiums only.  Such entitlement shall not be an interest in any REMIC created hereunder.
(14) The  Class P  Certificates  will  be  issued  in  certificated,   fully-registered  form  in  minimum
     denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.
(15) The Class AR Certificates are issued in minimum Percentage Interests of 20%.
(16) For federal income tax purposes,  REMIC III Regular  Interest IO will not have a Pass Through Rate, but will be entitled to 100% of the amounts distributed on REMIC IV Regular Interest LT-IO.
(17) For  federal  income tax  purposes,  REMIC IV  Regular  Interest  IO will not have an  Uncertificated
     Principal  Balance,  but will have a notional amount equal to the  Uncertificated  Notional Amount of
     REMIC III Regular Interest LT-IO.

                  For the  avoidance  of doubt,  the Trust  Administrator  shall  account for any interest amount due to a  Certificateholder  in excess of the interest rate on the REMIC Regular Interest issued by
REMIC IV corresponding to such Certificate as part of the payment made to the Class 2-X  Certificates,  to the extent it is  entitled  to funds  from the REMIC,  and then paid  outside of the REMIC  pursuant  to a separate contractual right to such Certificateholder.

                  The  foregoing  REMIC  structure  is intended to cause all of the cash from the Mortgage
Loans to flow  through  to  REMIC IV  as cash  flow on a REMIC  Regular  Interest,  without  creating  any shortfall-actual  or  potential  (other  than for credit  losses) to any REMIC  Regular  Interest.  To the extent that the  structure  is believed  to diverge  from such  intention  the Trust  Administrator  shall resolve  ambiguities  to  accomplish  such result and shall to the extent  necessary  rectify any drafting errors or seek  clarification to the structure  without  Certificateholder  approval (but with guidance of counsel) to accomplish such intention.

Set forth  below are  designations  of Classes of  Certificates  and Loan  Groups to the  categories  used herein:

Book-Entry Certificates.............                 All Classes of Certificates other than the Physical Certificates.
Class A Certificates................                 The Class 1-A and Group 2 Senior Certificates.
Class 1-A Certificates..............                 The Class 1-A-1, Class 1-A-2-1 and Class 1-A-2-2 Certificates.
Class 1-B Certificates..............                 The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates.
Class M Certificates................                 The Class 2-M-1, Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7
                                                     Certificates.
Economic Residual Floater Certificates
                                                     The Class 2-X Certificates.
ERISA-Restricted Certificates.......                 Residual Certificates and Private Certificates; and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter's Exemption.
Floater Certificates................                 The Group 2 Certificates.
Floater Loan Group..................                 Loan Group 2.
Group 1 Certificates................                 The Class 1-A, Class 1-B and Residual Certificates.
Group 2 Certificates................                 The Group 2 Senior Certificates, Class 2-X Certificates and Class M Certificates.
Group 2 Senior Certificates.........                 The Class 2-A-1, Class 2-A-2-1, Class 2-A-2-2 and Class 2-A-3 Certificates.
Group 2 Subordinate Certificates....
                                                     The Class M Certificates and Class 2-X Certificates.
LIBOR Certificates..................                 The Group 2 Senior Certificates and Class M Certificates.
Notional Amount Certificates........                 The Class 2-X Certificates and Class P Certificates.
Offered Certificates................                 All Classes of Certificates other than the Private Certificates.
Pass-Through Certificates...........                 The Group 1 Certificates.
Pass-Through Loan Group.............                 Loan Group 1.
Private Certificates................                 The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-X and Class P Certificates.
Physical Certificates...............                 The Residual Certificates and the Private Certificates.
Rating Agencies.....................                 Moody's and S&P.
Regular Certificates................                 All Classes of Certificates other than the Residual Certificates.
Related Pass-Through Loan Groups                     Loan Group 1.
Residual Certificates...............                 The Class AR and Class AR-L Certificates.
Senior Certificates.................                 With respect to the Pass-Through Loan Group, the Class 1-A Certificates and the Residual
                                                     Certificates, and with respect to the Floater Loan Group, the Group 2 Senior Certificates.
Subordinate Certificates............                 With respect to the Pass-Through Loan Group, the Class 1-B Certificates, and with respect to the
                                                     Floater Loan Group, the Group 2 Subordinate Certificates.

                  All  covenants  and  agreements  made by the  Depositor  herein are for the  benefit and security of the  Certificateholders.  The  Depositor is entering into this  Agreement,  and the Trustee is accepting the trusts  created  hereby and thereby,  for good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged.

                  The parties  hereto  intend to effect an absolute  sale and  assignment  of the Mortgage
Loans to the Trustee for the benefit of  Certificateholders  under this Agreement.  However, the Depositor and the  Seller  will  hereunder  absolutely  assign  and,  as a  precautionary  matter  grant a  security interest,  in  and  to  its  rights,  if  any,  in  the  Mortgage  Loans  to  the  Trustee  on  behalf  of
Certificateholders to ensure that the interest of the  Certificateholders  hereunder in the Mortgage Loans is fully protected.

                                       W I T N E S S E T H T H A T:

                  In consideration of the mutual agreements herein contained,  the Depositor,  the Seller, the Master Servicer,  the Servicers,  the Special Servicer,  the Modification Oversight Agent, the Trustee
and the Trust Administrator agree as follows:

                                                ARTICLE I

                                               DEFINITIONS

                  Whenever used in this  Agreement,  the following  words and phrases,  unless the context otherwise requires, shall have the following meanings:

                  Accrual Period:  For any interest  bearing Class of  Certificates  (other than the LIBOR
Certificates)  and each  Class of REMIC I Regular  Interests,  REMIC II  Regular  Interests  and REMIC III
Regular Interests and any Distribution  Date, the calendar month  immediately  preceding such Distribution
Date,  and with  respect to the LIBOR  Certificates,  the period  beginning on the  immediately  preceding
Distribution  Date (or the Closing Date,  in the case of the first  Accrual  Period) and ending on the day immediately preceding such Distribution Date.

                  Advance:  With respect to any Countrywide  Serviced  Mortgage Loan and any  Distribution
Date, the payment  required to be made by Countrywide  with respect to the Remittance  Date (as defined in the  Countrywide  Underlying  Servicing  Agreement)  in the month of such  Distribution  Date  pursuant to
Subsection 11.19 of Exhibit 9 of the Countrywide Underlying Servicing Agreement.

                  With respect to any Fifth Third Serviced  Mortgage Loan and any  Distribution  Date, the
payment  required to be made by Fifth Third with respect to the  Remittance  Date (as defined in the Fifth
Third Underlying  Servicing  Agreement) in the month of such Distribution Date pursuant to Section 5.03 of the Fifth Third Underlying Servicing Agreement.

                  With  respect to any IndyMac  Serviced  Mortgage  Loan and any  Distribution  Date,  the
payment  required to be made by IndyMac  with  respect to the  Remittance  Date (as defined in the IndyMac
Underlying  Servicing  Agreement) in the month of such  Distribution  Date pursuant to Section 5.03 of the
IndyMac Underlying Servicing Agreement.

                  With respect to any SunTrust  Serviced  Mortgage  Loan and any  Distribution  Date,  the
payment  required to be made by SunTrust with respect to the  Remittance  Date (as defined in the SunTrust
Underlying  Servicing  Agreement) in the month of such  Distribution  Date pursuant to Section 5.03 of the
SunTrust Underlying Servicing Agreement.

                  With respect to any Wachovia  Serviced  Mortgage  Loan and any  Distribution  Date,  the
payment  required to be made by Wachovia with respect to the  Remittance  Date (as defined in the Wachovia
Underlying  Servicing  Agreement) in the month of such  Distribution  Date pursuant to Section 5.03 of the
Wachovia Underlying Servicing Agreement.

                  With respect to any WaMu Bank Serviced  Mortgage  Loan and any  Distribution  Date,  the
payment  required to be made by WaMu Bank with respect to the Monthly  Remittance  Date (as defined in the
WaMu  Bank  Underlying   Servicing  Agreement)  in  the  month  of  such  Distribution  Date  pursuant  to
Section 2.16 of the WaMu Bank Underlying Servicing Agreement.

                  Adverse REMIC Event:  As defined in Section 2.07(f).

                  Agreement:  Collectively,  this  Series  Supplement  and  the  Standard  Terms,  and all
amendments or supplements hereto.

                  Assigned  Prepayment  Premium:   Any  Prepayment  Premium  on  a  Wells  Fargo  Serviced
Mortgage  Loan  (other than any  Prepayment  Premiums  that Wells Fargo is entitled to keep as  additional servicing  compensation  pursuant to the underlying  mortgage loan purchase  agreement or servicing rights purchase  agreement  between DLJMC and Wells Fargo),  any  Prepayment  Premium on a SPS Serviced  Mortgage
Loan and any other Prepayment Premium on deposit in the Certificate Account.

                  Available   Distribution  Amount:  With  respect  to  any  Distribution  Date  and  each
Pass-Through Loan Group, the sum of:

                  (i)      all amounts in respect of Scheduled  Payments (net of the related Expense Fees)
         due on the related Due Date and received prior to the related  Determination  Date on the related
         Mortgage Loans, together with any Advances in respect thereof;

                  (ii)     all  Insurance  Proceeds (to the extent not applied to the  restoration  of the
         Mortgaged  Property or released to the Mortgagor in  accordance  with the  applicable  Servicer's
         Accepted  Servicing  Standards),  all  Liquidation  Proceeds  received  during the calendar month preceding the month of that  Distribution  Date on the related  Mortgage  Loans, in each case net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loans;

                  (iii)    all Principal  Prepayments received during the related Prepayment Period on the related Mortgage Loans, excluding Prepayment Premiums;

                  (iv)     amounts  received with respect to such  Distribution  Date as the  Substitution
         Adjustment  Amount or  Purchase  Price in respect of a Mortgage  Loan in the  related  Loan Group repurchased  by the  Seller,  purchased  by a Holder of a  Subordinate  Certificate  pursuant  to
         Section 3.11(f) or  purchased  by the Special  Servicer  pursuant to  Section 3.11(g) as  of such
         Distribution Date;

                  (v)      any  amounts  payable as  Compensating  Interest  Payments  by a Servicer  with respect to the related Mortgage Loans on such Distribution Date;

                  (vi)     all Recoveries, if any; and

                  (vii)    the portion of the  Mortgage  Loan  Purchase  Price  related to such Loan Group paid in connection  with an Optional  Termination up to the amount of the Par Value for such Loan
         Group;

in  the  case  of  clauses (i) through  (iv) above  reduced  by  amounts  in  reimbursement  for  Advances previously  made and other amounts as to which the Trustee,  the Trust  Administrator,  the  Custodian,  a
Servicer,  the Special  Servicer or the Master  Servicer  is  entitled to be  reimbursed  pursuant to this
Agreement in respect of the related Mortgage Loans or otherwise.

                  Basis Risk Shortfall:  For any Class of LIBOR  Certificates and any  Distribution  Date,
the sum of (i) the  excess,  if any, of (a) the related  Current  Interest  calculated on the basis of the least of (x) the  applicable  Certificate Index plus the applicable  Certificate  Margin,  (y) the Maximum
Interest Rate and (z) 11.00% over (b) the related Current Interest for the applicable  Distribution  Date,
(ii) any  amount  described  in  clause   (i) remaining   unpaid  from  prior   Distribution   Dates,  and
(iii) interest  on the amount in clause (ii) for the related Accrual Period calculated at a per annum rate equal to the least of  (x) the  applicable  Certificate  Index  plus the  applicable  Certificate  Margin,
(y) the applicable Maximum Interest Rate and (z) 11.00%.

                  Capitalized Interest Account:  Not Applicable.

                  Capitalized Interest Deposit:  Not Applicable.

                  Capitalized Interest Distribution:  Not Applicable.

                  Capitalized Interest Release Amount:  Not Applicable.

                  Capitalized Interest Requirement:  Not Applicable.

                  Capitalized Interest Requirement Rate:  Not Applicable.

                  Carryforward  Interest:  For any Class of LIBOR  Certificates and any Distribution Date,
the sum of (1) the amount,  if any, by which (x) the sum of  (A) Current  Interest for such  Class for the immediately  preceding  Distribution  Date and (B) any unpaid  Carryforward  Interest for such  Class from previous  Distribution  Dates  exceeds  (y) the  amount  paid in respect of interest on such Class on such immediately  preceding  Distribution  Date, and (2) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

                  Certificate   Balance:   With  respect  to  any  Certificate  (other  than  a  Class 2-X
Certificate or a Class P Certificate), as defined in the Standard Terms.

                  With respect to each  Class 2-X  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest  evidenced by such Certificate  multiplied by an amount equal to (i) the excess,  if  any,  of (A)  the  Aggregate  Loan  Group  Balance  for  Loan  Group 2  as of  such  date  of determination,  over (B) the then aggregate  Class  Principal  Balance of the Group 2 Senior  Certificates
and Class M  Certificates then outstanding,  which represents the sum of (i) the initial principal balance of the REMIC IV  Regular Interest  2-X-PO,  as reduced by Realized Losses  allocated  thereto and payments deemed made thereon,  and (ii) accrued  and unpaid interest on the REMIC IV  Regular  Interest 2-X-IO,  as reduced by Realized Losses allocated thereto.

                  The Class P Certificates will not have a Certificate Balance.

                  Certificate Group:  Any of Certificate Group 1 or Certificate Group 2, as applicable.

                  Certificate  Group 1:  Any of the Certificates with a  Class designation  beginning with
"1" and relating to Loan Group 1.

                  Certificate  Group 2:  Any of the Certificates with a  Class designation  beginning with
"2" and relating to Loan Group 2.

                  Certificate  Margin: As to each Class of LIBOR  Certificates,  the applicable amount set forth below:

                                                                                     Certificate Margin
                              Class                                     (1)                                     (2)
                              2-A-1                                    0.210%                                  0.420%
                             2-A-2-1                                   0.310%                                  0.620%
                             2-A-2-2                                   0.310%                                  0.620%
                              2-A-3                                    0.310%                                  0.620%
                              2-M-1                                    0.550%                                  1.050%
                              2-M-2                                    0.650%                                  1.150%
                              2-M-3                                    1.250%                                  1.750%
                              2-M-4                                    1.500%                                  2.000%
                              2-M-5                                    1.500%                                  2.000%
                              2-M-6                                    1.500%                                  2.000%
                              2-M-7                                    1.500%                                  2.000%
            ___________
----------------------------------------------------------------------------------------------------------
            (1)  On and  prior  to the  first  Distribution  Date  on  which  the  Optional
                 Termination for Loan Group 2 may occur.
            (2)  After the first  Distribution  Date on which the Optional  Termination for
                 Loan Group 2 may occur.

                  Class:  All  Certificates  bearing  the  same  class  designation  as set  forth  in the
Preliminary Statement.

                  Class 1-A Certificates:  As set forth in the Preliminary Statement.

                  Class 2-M-1  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 2  Senior  Certificates,  after  giving  effect to payments on such  Distribution  Date and (ii) the
Class Principal  Balance of the  Class 2-M-1  Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the  lesser of (A) the product of (i) 90.80%  and (ii) the  Aggregate  Loan Group Balance for
Loan  Group 2 for such  Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan
Group Balance for Loan Group 2 for such Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group
Balance for Loan Group 2 as of the Cut-off Date.

                  Class 2-M-2  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 2 Senior  Certificates and Class 2-M-1  Certificates,  in each case, after giving effect to payments on  such  Distribution  Date  and  (ii) the  Class  Principal  Balance  of  the  Class 2-M-2  Certificates
immediately  prior to such  Distribution  Date exceeds (y) the lesser of (A) the product of (i) 92.30% and
(ii) the  Aggregate Loan Group Balance for Loan Group 2 for such  Distribution Date and (B) the amount, if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 2 for such  Distribution  Date exceeds
(ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 2 as of the Cut-off Date.

                  Class 2-M-3  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 2 Senior Certificates,  Class 2-M-1 and Class 2-M-2 Certificates,  in each case, after giving effect to  payments  on  such  Distribution  Date  and  (ii) the  Class  Principal  Balance  of  the  Class 2-M-3
Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the lesser of (A) the product of
(i) 94.20% and (ii) the  Aggregate Loan Group Balance for Loan Group 2 for such  Distribution Date and (B)
the amount,  if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 2 for such Distribution
Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 2 as of the Cut-off Date.

                  Class 2-M-4  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 2 Senior Certificates,  Class 2-M-1,  Class 2-M-2 and Class 2-M-3 Certificates,  in each case, after giving  effect  to  payments  on such  Distribution  Date and  (ii) the  Class  Principal  Balance  of the
Class 2-M-4  Certificates  immediately  prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 95.20%  and (ii) the  Aggregate  Loan Group Balance for Loan Group 2 for such  Distribution
Date and (B) the amount,  if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 2 for such
Distribution  Date  exceeds  (ii) 0.50%  of the  Aggregate  Loan Group  Balance for Loan Group 2 as of the
Cut-off Date.

                  Class 2-M-5  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 2 Senior Certificates,  Class 2-M-1,  Class 2-M-2, Class 2-M-3 and Class 2-M-4 Certificates, in each case, after giving effect to payments on such  Distribution  Date and (ii) the Class Principal  Balance of
the  Class 2-M-5  Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the  lesser of
(A) the  product of  (i) 96.20%  and  (ii) the  Aggregate  Loan Group  Balance  for Loan  Group 2 for such
Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan Group  Balance for Loan
Group 2 for such  Distribution  Date  exceeds  (ii) 0.50%  of the  Aggregate  Loan Group  Balance for Loan
Group 2 as of the Cut-off Date.

                  Class 2-M-6  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 2  Senior  Certificates,   Class 2-M-1,   Class 2-M-2,   Class 2-M-3,  Class 2-M-4  and  Class 2-M-5
Certificates,  in each case, after giving effect to payments on such  Distribution Date and (ii) the Class
Principal  Balance of the Class 2-M-6  Certificates  immediately  prior to such  Distribution Date exceeds
(y) the  lesser of (A) the  product of  (i) 97.20%  and  (ii) the  Aggregate  Loan Group  Balance for Loan
Group 2 for such  Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan Group
Balance for Loan  Group 2 for such  Distribution  Date  exceeds  (ii) 0.50%  of the  Aggregate  Loan Group
Balance for Loan Group 2 as of the Cut-off Date.

                  Class 2-M-7  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 2  Senior  Certificates,   Class 2-M-1,   Class 2-M-2,  Class 2-M-3,  Class 2-M-4,  Class 2-M-5  and
Class 2-M-6  Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and
(ii) the Class Principal  Balance of the Class 2-M-7  Certificates  immediately prior to such Distribution
Date exceeds  (y) the lesser of (A) the  product of (i) 98.20%  and (ii) the  Aggregate Loan Group Balance
for Loan Group 2 for such  Distribution  Date and (B) the amount,  if any, by which (i) the Aggregate Loan
Group Balance for Loan Group 2 for such Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group
Balance for Loan Group 2 as of the Cut-off Date.

                  Class 2-X   Distributable  Amount:  With  respect  to  any  Distribution  Date  and  the
Class 2-X  Certificates,  to the extent of any Monthly Excess Cashflow remaining on such Distribution Date after the  distribution of amounts  pursuant to  Section 4.01(II)(d)(i)-(xxiv),  the sum of (a) the amount of interest  accrued during the related Accrual Period on the Class 2-X  Certificates (as described in the
Preliminary  Statement) and (b) the  Overcollateralization  Release Amount,  if any, for such Distribution
Date.

                  Class 2-X  Notional  Amount:  With  respect to the  Class 2-X  Certificates  or REMIC IV
Regular  Interest  2-X-IO  and any  Distribution  Date,  the  aggregate  of the  Uncertificated  Principal
Balances of the REMIC III  Regular  Interests LT1, LT2, LT3 and LT4 immediately prior to such Distribution
Date,  (which for  clarification  is equal to the Aggregate  Loan Group Balance for Loan Group 2 as of the
first day of the related  Collection  Period  (excluding  any such  Mortgage  Loans that were subject to a
Payoff,  the  principal  of  which  was  distributed  on  the  Distribution  Date  preceding  the  current
Distribution Date)).

                  Class 1-A Certificates:  As set forth in the Preliminary Statement.

                  Class 1-B Certificates:  As set forth in the Preliminary Statement.

                  Class 1-B  Credit  Support  Depletion  Date:  The first  Distribution  Date on which the aggregate Class Principal Balance of the Class 1-B Certificates has been or will be reduced to zero.

                  Class M   Certificates:   The  Class 2-M-1,   Class 2-M-2,   Class 2-M-3,   Class 2-M-4,
Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates.

                  Class Notional Amount:  The Class 2-X Notional Amount.

                  Class Y Regular Interests:  The Class Y-1 Regular Interest.

                  Class Y-1  Principal  Distribution  Amount:  For any Distribution  Date, an amount equal to the portion of the Group 1 Principal  Distribution  Amount  distributed  to the Class 1-A  Certificates and Component I of the Class AR-L Certificates for that Distribution Date.

                  Class Y-1  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Z Regular Interests:  The Class Z-1 Regular Interest.

                  Class Z-1  Principal  Distribution  Amount:  For any Distribution  Date, an amount equal to the portion of the Group 1 Principal  Distribution  Amount  distributed  to the Class 1-B  Certificates for that Distribution Date.

                  Class Z-1  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Closing Date:  May 30, 2007.

                  Conforming Loans:  None.

                  Corporate  Trust  Office:  With respect to the  Trustee,  the  designated  office of the
Trustee at which at any  particular  time its  corporate  trust  business  with respect to this  Agreement shall be  administered,  which  office at the date of the  execution  of this  Agreement  is located at 60
Livingston Avenue, St. Paul, Minnesota 55107,  Attention:  Corporate  Trust-Structured  Finance, CSFB ARMT
2007-2.  With respect to the Trust  Administrator,  the designated  office of the Trust  Administrator  at which at any  particular  time its  corporate  trust  business  with  respect to this  Agreement  shall be administered,  which  office  at the  date of the  execution  of this  Agreement  is  located  at 9062 Old
Annapolis Road, Columbia,  MD 21045,  Attention: CSFB ARMT 2007-2, except for purposes of Section 6.06 and certificate  transfer  purposes,  such term  shall  mean the  office or agency of the Trust  Administrator located at 6th Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention: CSFB ARMT 2007-2.

                  Countrywide:  Countrywide Home Loans Servicing LP and its successors and assigns.

                  Countrywide  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule, for which Countrywide is the applicable Designated Servicer.

                  Countrywide  Reconstituted  Servicing Agreement:  That certain  Reconstituted  Servicing
Agreement,  dated as of  May 1,  2007,  among  DLJMC,  Countrywide,  the  Master  Servicer  and the  Trust
Administrator, and acknowledged by the Trustee.

                  Countrywide  Underlying  Servicing Agreement:  The "Servicing  Agreement" referred to in the Countrywide Reconstituted Servicing Agreement.

                  Current  Interest:  For any  Class of LIBOR  Certificates  and  Distribution  Date,  the
amount of interest  accruing at the applicable  Pass-Through  Rate on the related Class Principal  Balance of such Class during the related Accrual Period;  provided,  that as to each Class of LIBOR  Certificates,
Current  Interest  shall be reduced by a pro rata  portion of any  Interest  Shortfalls  to the extent not covered by Monthly Excess Interest.

                  Custodial  Agreement:  As defined in the  Standard  Terms.  As of the date  hereof,  the
Custodial Agreement under this Agreement will be the LaSalle Bank Custodial Agreement.

                  Custodian:  As  defined  in the  Standard  Terms.  Initially,  LaSalle  shall  serve  as
Custodian for all of the Mortgage Loans.

                  Deferred  Amount:  For any  Class of LIBOR  Certificates  and  Distribution  Date,  will equal the amount by which (x) the  aggregate of the Applied Loss Amounts  previously  applied in reduction of the Class Principal  Balance thereof  exceeds  (y) the sum of (i) the  aggregate of amounts  previously paid in reimbursement  thereof and (ii) amounts  added to the Class Principal Balances thereof pursuant to
Section 4.03(a)(ii) on all prior Distribution Dates, including such Distribution Date.

                  Deposit   Amount:   As  defined   in   Section 4.07(e) or   Section 4.08(e) herein,   as
applicable.

                  Depositor:   Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,  a  Delaware
corporation, or its successor in interest.

                  Depository  Agreement:  The Letter of  Representation  dated as of the  Closing  Date by and among DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

                  Designated  Mortgage Loans:  The Countrywide  Serviced  Mortgage Loans,  unless any such
Mortgage Loan is no longer serviced by Countrywide under the Countrywide  Servicing  Agreement,  the Fifth
Third Serviced  Mortgage  Loans,  unless any such Mortgage Loan is no longer serviced by Fifth Third under the Fifth Third Servicing  Agreement,  the IndyMac Serviced Mortgage Loans,  unless any such Mortgage Loan is no longer  serviced by IndyMac  under the  IndyMac  Reconstituted  Servicing  Agreement,  the  SunTrust
Serviced  Mortgage  Loans,  unless any such  Mortgage  Loan is no longer  serviced by  SunTrust  under the
SunTrust  Reconstituted  Servicing  Agreement,  the  Wachovia  Serviced  Mortgage  Loans,  unless any such
Mortgage Loan is no longer serviced by Wachovia under the Wachovia  Servicing  Agreement and the WaMu Bank
Serviced  Mortgage Loans,  unless any such Mortgage Loan is no longer serviced by WaMu Bank under the WaMu
Bank Servicing Agreement.

                  Designated  Servicer:  Each of Countrywide,  Fifth Third,  IndyMac,  SunTrust,  Wachovia
and WaMu Bank, as applicable.

                  Designated  Servicing  Agreement:   Each  of  the  Countrywide  Reconstituted  Servicing
Agreement,  Fifth Third Reconstituted  Servicing  Agreement,  IndyMac  Reconstituted  Servicing Agreement,
SunTrust  Reconstituted  Servicing  Agreement,  Wachovia  Reconstituted  Servicing Agreement and WaMu Bank
Reconstituted Servicing Agreement, as applicable.

                  Economic Residual Floater Certificate:  As set forth in the Preliminary Statement.

                  ERISA Restricted Certificate:  As set forth in the Preliminary Statement.

                  Exchangeable Certificates:  Not applicable.

                  Fifth Third:  Fifth Third Mortgage Company and its successors and assigns.

                  Fifth Third  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule, for which Fifth Third is the applicable Designated Servicer.

                  Fifth Third Reconstituted  Servicing  Agreement:  That certain  Reconstituted  Servicing
Agreement,  dated as of  May 1,  2007,  among  DLJMC,  Fifth  Third,  the  Master  Servicer  and the Trust
Administrator, and acknowledged by the Trustee.

                  Fifth Third Underlying  Servicing  Agreement:  The "Servicing  Agreement" referred to in the Fifth Third Reconstituted Servicing Agreement.

                  Floater Certificates:  As set forth in the Preliminary Statement.

                  Floater Loan Group:  As set forth in the Preliminary Statement.

                  Group:  When used with  respect  to the  Mortgage  Loans,  any of Loan  Group 1  or Loan
Group 2,  or with respect to the  Certificates,  the Class or Classes of  Certificates  that relate to the corresponding Group or Groups.

                  Group 1:  With respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage
Loans  identified  in the Mortgage Loan Schedule as having been assigned to Group 1 or with respect to the
Certificates, the Group 1 Certificates.

                  Group 1 Certificates:  As set forth in the Preliminary Statement.

                  Group 1  Senior  Liquidation   Amount:  With  respect  to  any  Distribution  Date,  the
aggregate,  for each  Mortgage  Loan in Loan Group 1  which became a Liquidated  Mortgage  Loan during the prior calendar month, of the lesser of (i) the Group 1 Senior  Percentage of the Stated Principal  Balance
of such Mortgage Loan and (ii) the  applicable Senior Prepayment  Percentage of the Liquidation  Principal
with respect to such Mortgage Loan.

                  Group 1  Senior  Percentage:  With  respect to any  Distribution  Date,  the  percentage equivalent  of a  fraction  the  numerator  of which  is the  aggregate  Class  Principal  Balance  of the
Class 1-A  Certificates and the Residual Certificates  immediately prior to such Distribution Date and the denominator  of which is the  aggregate of the Stated  Principal  Balances of the  Mortgage  Loans in Loan
Group 1 as of the first day of the related  Collection  Period  (excluding any Group 1 Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the  Distribution  Date preceding the current  Distribution  Date);  provided,  however,  in no event will the Group 1 Senior  Percentage exceed
100%.

                  Group 1 Senior Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of (i) the Group 1 Senior  Percentage of the Principal  Payment Amount for Loan Group 1,  (ii) the
applicable  Senior  Prepayment  Percentage  of the  Principal  Prepayment  Amount  for Loan  Group 1,  and
(iii) the Group 1 Senior Liquidation Amount.

                  Group 1  Subordinate  Percentage:  For any  Distribution  Date,  the excess of 100% over the Group 1 Senior Percentage.

                  Group 2:  With respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage
Loans  identified  in the Mortgage Loan Schedule as having been assigned to Group 2 or with respect to the
Certificates, the Group 2 Certificates.

                  Group 2 Certificates:  As set forth in the Preliminary Statement.

                  Group 2  Credit  Support  Depletion  Date:  The  first  Distribution  Date on which  the aggregate Class Principal Balance of the Group 2  Subordinate  Certificates has been or will be reduced to zero.

                  Group 2 Senior Certificates:  As set forth in the Preliminary Statement.

                  Group 2  Senior  Enhancement  Percentage:  For  any  Distribution  Date,  the  fraction, expressed as a percentage,  the numerator of which is the sum of the aggregate Class Principal  Balance of the Class M  Certificates  and the  Overcollateralization  Amount (which,  for purposes of this definition only,  shall not be less than zero),  in each case after  giving  effect to payments on such  Distribution
Date  (assuming no Trigger Event has occurred),  and the  denominator of which is the Aggregate Loan Group
Balance for Loan Group 2 for such Distribution Date.

                  Group 2 Senior  Principal  Payment  Amount:  For any  Distribution  Date on or after the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which (x) the  aggregate  Class  Principal  Balance of the Group 2  Senior
Certificates,  immediately  prior to such  Distribution  Date exceeds (y) the lesser of (A) the product of
(i) 84.40% and (ii) the  Aggregate Loan Group Balance for Loan Group 2 for such  Distribution Date and (B)
the amount,  if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 2 for such Distribution
Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 2 as of the Cut-off Date.

                  Group 2 Subordinate Certificates:  As set forth in the Preliminary Statement.

                  IndyMac:  IndyMac Bank, F.S.B. and its successors and assigns.

                  IndyMac  Serviced  Mortgage  Loans:  The  Mortgage  Loans  identified  as  such  on  the
Mortgage Loan Schedule, for which IndyMac is the applicable Servicer.

                  IndyMac  Reconstituted   Servicing  Agreement:   That  certain  Reconstituted  Servicing
Agreement dated as of May 1, 2007 among DLJMC,  IndyMac,  the Master Servicer and the Trust Administrator,
and acknowledged by the Trustee.

                  IndyMac Underlying  Servicing  Agreement:  The "Servicing  Agreement" referred to in the
IndyMac Reconstituted Servicing Agreement.

                  Initial Bankruptcy Loss Coverage Amount:  $100,000.00.

                  Initial Class Principal Balance:  As set forth in the Preliminary Statement.

                  Initial Cut-off Date:  May 1, 2007.

                  Initial Fraud Loss Coverage Amount:  $9,383,577.52.

                  Initial Special Hazard Loss Coverage Amount:  $6,636,903.00.

                  Interest  Distribution  Amount:  With  respect  to any  Distribution  Date and  interest bearing Class of Class 1-A  Certificates,  Residual  Certificates and Class 1-B  Certificates,  the sum of
(i) one month's  interest  accrued during the related Accrual Period at the applicable  Pass-Through  Rate for such Class on the related Class Principal  Balance or Class Notional  Amount,  as applicable,  subject to reduction  pursuant to  Section 4.01(I)(B),  and (ii) any Class Unpaid Interest  Amounts for such Class and Distribution Date.

                  Interest  Remittance  Amount:  For any Distribution  Date and the Mortgage Loans in Loan
Group 2,  an amount equal to the sum of (1) all interest  collected  (other than Payaheads) or advanced in respect of  Scheduled  Payments on the  Mortgage  Loans in such Loan Group  during the related  Collection
Period,  the interest  portion of Payaheads  previously  received on the Mortgage Loans in such Loan Group and intended for  application in the related  Collection  Period and interest  portion of all Payoffs (net of Payoff Interest and Prepayment  Interest Excess for such Distribution  Date) and Curtailments  received on the Mortgage Loans in such Loan Group during the related  Prepayment  Period,  less (x) the  applicable
Expense Fees with respect to such Mortgage  Loans and  (y) unreimbursed  Advances and other amounts due to the Master Servicer,  the applicable  Servicer and the Trust  Administrator  with respect to such Mortgage
Loans, to the extent  allocable to interest,  (2) all  Compensating  Interest  Payments paid by a Servicer with respect to the Mortgage Loans in such Loan Group with respect to the related  Prepayment  Period, (3)
the portion of any  Substitution  Adjustment  Amount and Purchase  Price paid with respect to the Mortgage
Loans in such Loan Group  during the related  Collection  Period,  in each case  allocable to interest and the proceeds of any purchase of such Mortgage Loans by the Terminating  Entity  pursuant to  Section 11.01 in an amount not  exceeding  the interest  portion of the Par Value with respect to such  Mortgage  Loans, and (4) all Net  Liquidation  Proceeds and recoveries (net of unreimbursed  Advances,  Servicing  Advances and expenses,  to the extent  allocable to interest,  and unpaid  Expense  Fees),  if any,  collected with respect  to the  Mortgage  Loans in such  Loan  Group  during  the prior  calendar  month,  to the  extent allocable to interest.  For the purposes of this  definition of Interest  Remittance  Amount,  any amounts due to the Master  Servicer,  the applicable  Servicer and the Trust  Administrator  that cannot easily be allocable to either interest or principal shall be deemed to be allocable to interest.

                  Interest  Shortfall:  For any Distribution  Date and the Mortgage Loans in Loan Group 2,
an amount equal to the aggregate  shortfall,  if any, in collections of interest  (adjusted to the related
Net Mortgage Rate) on Mortgage Loans in Loan Group 2  resulting from  (a) Principal  Prepayments  received during the related  Prepayment  Period after giving effect to the  Compensating  Interest Payment for such
Distribution  Date and  (b) interest  payments  on certain of the  Mortgage  Loans in Loan  Group 2  being limited pursuant to the provisions of the Relief Act.

                  LaSalle:  LaSalle Bank, National Association.

                  LaSalle Bank Custodial  Agreement:  That certain Custodial  Agreement dated as of May 1,
2007 among LaSalle, the Trustee and the Trust Administrator.

                  LIBOR Certificates:  As set forth in the Preliminary Statement.

                  Loan Group:  Any of Loan  Group 1 or Loan  Group 2,  as  applicable.  Loan  Group 1 will constitute one sub-trust and Loan Group 2 will constitute another sub-trust.

                  Loan  Group 1:  All Mortgage  Loans  identified  as Loan Group 1  Mortgage  Loans on the
Mortgage Loan Schedule.

                  Loan  Group 2:  All Mortgage  Loans  identified  as Loan Group 2  Mortgage  Loans on the
Mortgage Loan Schedule.

                  Marker Rate:  With  respect to the  Class 2-X  Certificates  and the  REMIC III  Regular
Interests  LT1,  LT2, LT3 and LT4 and any  Distribution  Date, a per annum rate equal to two (2) times the weighted average of the  Uncertificated  REMIC III  Pass-Through  Rates for REMIC III Regular Interest LT2
and REMIC III Regular Interest LT3.

                  Master Servicer:  Wells Fargo.

                  Maturity Date:  The Distribution Date occurring in June 2037.

                  Maximum  Interest Rate: With respect to the Group 2  Certificates  and any  Distribution
Date, an annual rate equal to the weighted  average of the Maximum  Mortgage  Rates of the Mortgage  Loans
in Loan Group 2 minus the weighted average Expense Fee Rate of the Mortgage Loans in Loan Group 2.

                  Modification Oversight Agent: SPS, and its successors and permitted assigns.

                  Monthly Excess Cashflow:  For any  Distribution  Date, an amount equal to the sum of the
Monthly Excess  Interest,  Overcollateralization  Release Amount,  if any for such date, and any Principal
Payment Amount  remaining  after the  application of items  (i) through  (v) in the  distribution  thereof pursuant to Section 4.01(II)(a), (b) or (c), as applicable.

                  Monthly Excess  Interest:  For any  Distribution  Date, any Interest  Remittance  Amount
remaining  after the  application  of items  (i) through  (xi) in the  distribution  thereof,  pursuant to
Section 4.01(II)(a).

                  Net  Cumulative  Realized  Loss Amount:  For any  Distribution  Date, an amount equal to the  cumulative  Realized  Losses  incurred on the Group 2  Mortgage  Loans from the Initial  Cut-off Date through the end of the calendar month preceding such  Distribution  Date, less the amount of payments made to the Principal  Remittance Amount from the Swap Agreement  pursuant to  Section 4.07(c)(3)  on all prior
Distribution Dates.

                  Net  Excess  Spread:  With  respect  to  any  Distribution  Date  and  Loan  Group 2,  a fraction,  expressed as a percentage,  the numerator of which is equal to the excess of (x) the  Aggregate
Loan Group Balance for Loan Group 2 for the immediately  preceding  Distribution  Date,  multiplied by the product  of (A) the Net WAC Rate  for Loan  Group 2  and (B) the  actual  number  of days  elapsed  in the related Accrual Period divided by 360 over (y) the  aggregate  Current  Interest for Loan Group 2 for such
Distribution  Date,  and the  denominator  of which is an amount equal to the Aggregate Loan Group Balance for Loan Group 2 for the  immediately  preceding  Distribution  Date,  multiplied  by the actual number of days elapsed in the related Accrual Period divided by 360.
                  Net Funds  Cap:  For any  Distribution  Date and the LIBOR  Certificates,  will be a per annum rate equal to (i) (a) a fraction,  expressed as a percentage,  the numerator of which is the product of (1) the Optimal Interest  Remittance  Amount for such date and (2) 12,  and the denominator of which is the Aggregate  Loan Group Balance for Loan Group 2  (excluding  any such Mortgage  Loans that were subject to a Payoff,  the  principal of which was  distributed  on the  Distribution  Date  preceding  the current
Distribution  Date)  for the  immediately  preceding  Distribution  Date  (or,  in the  case of the  first
Distribution  Date, the Aggregate  Loan Group Balance for Loan Group 2 as of the Cut-off Date,  multiplied by (b) a  fraction,  the  numerator of which is 30 and the  denominator  of which is the actual  number of days in the related  Accrual  Period,  minus (ii) a fraction  expressed as a percentage,  the numerator of which  is the sum of (1) the  amount  of any Net  Swap  Payments  owed to the  Swap  Counterparty  for the related  Swap  Payment  Date  and (2)  the  amount  of any  Swap  Termination  Payment  owed  to the  Swap
Counterparty that is not the result of the Swap  Counterparty  Trigger Event, and the denominator of which is the Aggregate Loan Group Balance for Loan Group 2.

                  Net Interest  Shortfalls:  For any Distribution  Date and any  Pass-Through  Loan Group,
the sum of (A) the amount of interest  which would  otherwise  have been  received for a Mortgage  Loan in such Loan Group  during the prior  calendar  month that was the subject of (x) a  Relief Act  Reduction or
(y) a Special Hazard Loss, Fraud Loss or Bankruptcy  Loss, after the exhaustion of the respective  amounts of coverage  provided by the Class 1-B  Certificates  for those types of losses;  and (B) any  related Net
Prepayment Interest Shortfalls.

                  Net  Realized  Losses:   For  any  Class  of   Certificates,   other  than  the  Floater
Certificates,  and any  Distribution  Date, the excess of (i) the amount of  unreimbursed  Realized Losses previously  allocated  to that  Class over  (ii) the sum of (a) the  amount of any  increases to the Class
Principal  Balance of that  Class pursuant  to Section 4.03  due to Recoveries and (b) amounts  previously distributed to such Class in respect of Realized Losses pursuant to Section 4.01.

                  Net Recovery  Realized  Losses:  For any Class of  Certificates,  other than the Floater
Certificates,  and any  Distribution  Date, the excess of Net Realized Losses for such  Distribution  Date over the amount  distributed in respect of Realized Losses  pursuant to Section 4.01 on that  Distribution
Date.

                  Net Swap Payments:  A net payment  (a) by the  Supplemental  Interest Trust Trustee,  on
behalf of the Supplemental  Interest Trust, to the Swap Counterparty,  to the extent that the Supplemental
Trust  Payment  exceeds the Swap  Counterparty  Payment  for such Swap  Payment  Date,  or (b) by the Swap
Counterparty to the Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust, to the extent that the Swap  Counterparty  Payment payable to the Supplemental  Interest Trust exceeds the
Supplemental Trust Payment for such Swap Payment Date.

                  Net WAC Rate: For any Distribution  Date and any  Pass-Through  Loan Group, the Weighted
Average Pass-Through Rate for such Loan Group for such Distribution Date.

                  In  addition,  for any purpose for which the Net WAC Rate is  calculated,  the  interest rate on the  Mortgage  Loans shall be  appropriately  adjusted to account for the  difference  between any counting  convention  used with  respect  to the  Mortgage  Loans and any  counting  convention  used with respect to a REMIC Regular Interest.

                  NIM Note:  Any debt instrument issued by a NIM Trust.

                  NIM Trust:  With  respect  to any  Floater  Loan  Group,  any trust  created to hold the
Economic  Residual  Floater  Certificates  for such Floater Loan Group and issue debt instruments that are secured by distributions on such Economic Residual Floater Certificates.

                  Notional Amount Certificates:  As set forth in the Preliminary Statement.

                  Offered Certificates:  As set forth in the Preliminary Statement.

                  Optimal  Interest  Remittance  Amount:  With  respect to any  Distribution  Date and the
Floater  Loan Group,  the excess of (i) the  product of (1) (x) the  weighted  average of the Net Mortgage
Rates of the Mortgage Loans in Loan Group 2 as of the first day of the related  Collection  Period divided by (y) 12 and (2) the  Aggregate  Loan  Group  Balance  for the  Floater  Loan  Group for the  immediately preceding  Distribution  Date  (excluding  any such  Mortgage  Loans that were  subject  to a Payoff,  the principal of which was  distributed on the  Distribution  Date preceding the current  Distribution  Date), over (ii) any  expenses that reduce the Interest  Remittance Amount with respect to the Floater Loan Group that did not arise as a result of a default or  delinquency  of the  Mortgage  Loans in the  Floater  Loan
Group or were not taken into account in computing the Expense Fee Rate.

                  Overcollateralized Group:  As defined in Section 4.06(b).

                  Pass-Through Certificates:  As set forth in the Preliminary Statement.

                  Pass-Through Loan Group:  As set forth in the Preliminary Statement.

                  Pass-Through  Rate: For any interest bearing Class of  Certificates,  the per annum rate set  forth  or  calculated  in  the  manner  described  in  the  Preliminary  Statement.  Interest  on the
Certificates,  other  than  the  LIBOR  Certificates,  will be  computed  on the  basis  of a 360 day year comprised  of twelve 30 day months.  Interest on the LIBOR  Certificates  and the  Class 2-X  Certificates
(to the extent it is entitled to interest  from Loan  Group 2)  will be computed on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period.

                  Physical Certificates:  As set forth in the Preliminary Statement.

                  Prefunded Amount:  Not Applicable.

                  Prefunded Loan Group:  Not Applicable.

                  Prefunding Account:  Not Applicable.

                  Prefunding Period:  Not Applicable.

                  Principal  Payment Amount:  For any Distribution  Date and any Pass-Through  Loan Group,
the sum of (i) the  principal  portion of the Scheduled  Payments on the Mortgage Loans in such Loan Group due on the related Due Date,  (ii) the  principal portion of repurchase  proceeds received with respect to any Mortgage  Loan in such Loan Group which was  repurchased  as  permitted or required by this  Agreement during the period  beginning on the 15th day of the month preceding such  Distribution  Date and ending on the 14th day of the month of such  Distribution  Date, with notice and receipt of funds three (3) Business
Days  prior to the 14th  day of the  month of such  Distribution  Date  and  (iii) any  other  unscheduled payments of  principal  which were  received on the  Mortgage  Loans in such Loan Group during the related calendar  month  preceding  the month of such  Distribution  Date,  other than  Principal  Prepayments  or
Liquidation Principal.

                  For any  Distribution  Date and the Floater Loan Group, an amount equal to the Principal
Remittance Amount for such date minus the Overcollateralization Release Amount, if any, for such date.

                  Principal  Prepayment  Amount:  For any  Distribution  Date  and any  Pass-Through  Loan
Group, the sum of (i) all  Principal  Prepayments  relating to the Mortgage Loans in such Loan Group which were received during the related  Prepayment Period and (ii) all  Recoveries  received during the calendar month preceding the month of that Distribution Date.

                  Principal  Remittance  Amount:  For any Distribution Date and the Floater Loan Group, an
amount equal to the sum of (1) all principal  collected  (other than  Payaheads) or advanced in respect of
Scheduled  Payments on the Mortgage  Loans in such Loan Group during the related  Collection  Period (less unreimbursed  Advances,  Servicing  Advances and other  amounts due to the  Servicers,  the  Trustee,  the
Master  Servicer and the Trust  Administrator  with respect to the Mortgage  Loans in such Loan Group,  to the extent  allocable to principal or such amounts  allocable to interest to the extent  remaining  unpaid after  allocation of the Interest  Remittance  Amount) and the principal  portion of Payaheads  previously received on the Mortgage Loans in such Loan Group and intended for  application in the related  Collection
Period,  (2) all  Principal  Prepayments  received  on the  Mortgage  Loans in such Loan Group  during the related  Prepayment  Period,  (3) the  Purchase  Price of each  Mortgage  Loan in such Loan Group that was repurchased by the Seller or purchased by the Special  Servicer  pursuant to  Section 3.17(b),  during the related  Collection  Period and the  principal  proceeds of any  purchase  of Mortgage  Loans in such Loan
Group by the  Terminating  Entity  pursuant to  Section 11.01  in an amount not  exceeding  the  principal portion of the Par Value  with  respect  to such  Mortgage  Loans,  (4) the  portion  of any  Substitution
Adjustment  Amount paid with respect to any Deleted  Mortgage  Loans in such Loan Group during the related
Collection  Period  allocable  to  principal,  (5)  all Net  Liquidation  Proceeds  (net  of  unreimbursed
Advances,  Servicing  Advances and other  expenses,  to the extent  allocable to principal or such amounts allocable to interest to the extent remaining unpaid after allocation of the Interest  Remittance  Amount)
and any other  Recoveries  collected  with  respect to the  Mortgage  Loans in such Loan Group  during the preceding  calendar month, to the extent allocable to principal,  and (6) amounts,  if any, withdrawn from the Supplemental  Interest Account to cover the Net Cumulative  Realized Loss Amount for such Distribution
Date. For the purposes of this definition of Principal  Remittance  Amount,  any amounts due to the Master
Servicer,  the applicable  Servicer and the Trust  Administrator that cannot easily be allocable to either interest or principal shall be deemed to be allocable to interest.

                  Private Certificates:  As set forth in the Preliminary Statement.

                  Pro Rata  Share:  With  respect  to any  Distribution  Date and any  Class of  Class 1-B
Certificates,  the portion of the  Subordinate  Principal  Distribution  Amount  allocable  to such Class, equal to the product of the Subordinate  Principal  Distribution  Amount on such  Distribution  Date and a fraction,  the  numerator  of  which  is the  related  Class  Principal  Balance  of  such  Class  and the denominator of which is the aggregate of the Class Principal Balances of the Class 1-B Certificates.

                  Prospectus Supplement:  The Prospectus  Supplement,  dated May 30, 2007, relating to the offering  of the  Offered  Certificates  in the form in which it was or will be filed with the  Securities and Exchange Commission pursuant to  Rule 424(b) under  the 1933 Act with respect to the offer and sale of the Offered Certificates.

                  Rating  Agency:  Each of Moody's and S&P, or any  successor  to any of them,  so long as such entity is rating any of the Certificates.

                  Realized  Loss:  As  defined in the  Standard  Terms;  provided,  that  Realized  Losses allocated to the Class 2-X  Certificates  shall be allocated first to the REMIC IV Regular Interest 2-X-IO in reduction of the accrued but unpaid  interest  thereon  until such  accrued and unpaid  interest  shall have been reduced to zero and then to the REMIC IV Regular  Interest 2-X-PO  in reduction of the principal balance thereof.

                  Regular  Certificates:  All of the  Certificates  other than the  Residual  Certificates and the Class P Certificates.

                  REMIC:   A  "real  estate   mortgage   investment   conduit,"   within  the  meaning  of
Section 860D  of the Code.  Reference  herein to REMIC  refers to each REMIC  created  by the  Preliminary
Statement.

                  REMIC Election:  An election,  for federal income tax purposes,  to treat certain assets as a REMIC.

                  REMIC I  Available  Distribution  Amount:  For  any  Distribution  Date,  the  Available
Distribution Amount for such Loan Group 1.

                  REMIC I   Distribution   Amount:  For  any  Distribution  Date,  the  REMIC I  Available
Distribution  Amounts  shall be deemed  distributed  to  REMIC IV,  as the holder of the  REMIC I  Regular
Interests,  and to Holders of the Class AR-L  Certificates in respect of Component I thereof,  pursuant to
Section 4.01(IV)(a)(i), in the following amounts and priority:

                  (a)      To the extent of the REMIC I Available Distribution Amount for Loan Group 1:

                           (i)      first,  to Class Y-1 and Class Z-1  Regular  Interests and Component I
         of the  Class AR-L  Certificates,  concurrently,  the  Uncertificated  Accrued  Interest for such
         Classes  remaining  unpaid  from  previous  Distribution  Dates,  pro  rata  according  to  their respective shares of such unpaid amounts;

                           (ii)     second,   to  the  Class Y-1  and  Class Z-1   Regular  Interests  and
         Component I of the Class AR-L  Certificates,  concurrently,  the Uncertificated  Accrued Interest for such  Classes for the current  Distribution  Date,  pro rata  according  to their  respective
         Uncertificated Accrued Interest;

                           (iii)    third,  to  Component I  of the  Class AR-L  Certificates,  until  the
         Uncertificated Principal Balance thereof has been reduced to zero; and

                           (iv)     fourth,  to  the  Class Y-1  and  Class Z-1  Regular  Interests,   the
         Class Y-1  Principal  Distribution  Amount  and  the  Class Z-1  Principal  Distribution  Amount,
         respectively.

                  (b)      To  the  extent  of  the  REMIC I  Available   Distribution  Amounts  for  such
Distribution  Date remaining  after payment of the amounts  pursuant to paragraph  (a), of this definition of "REMIC I Distribution Amount":

                           (i)      first,   to  each  Class  of  REMIC I   Class Y  and  Class Z  Regular
         Interests,  pro rata  according  to the  amount of  unreimbursed  Realized  Losses  allocable  to principal  previously  allocated  to  each  such  Class;  provided,  however,  that  any  amounts distributed  pursuant to this  paragraph  (e)(i) of  this  definition  of  "REMIC I  Distribution
         Amount"  shall not cause a  reduction  in the  Uncertificated  Principal  Balances  of any of the
         Class Y and Class Z Regular Interests; and

                           (ii)     second,  to the  Class AR-L  Certificates  in respect  of  Component I thereof, any remaining amount.

                  REMIC I  Realized  Losses:  Realized  Losses  on the  Group 1  Mortgage  Loans  shall be allocated first, to the Class Y-1 REMIC Regular Interest until its  Uncertificated  Principal  Balance has been reduced to zero, and then to Class Z-1 REMIC Regulatr Interests,  until its Uncertificated  Principal
Balance has been reduced to zerio. For any Distribution Date,  reductions in the Uncertificated  Principal
Balances of the Class Y and Class Z Regular  Interests  pursuant to this definition of Realized Loss shall be  determined,  and shall be deemed to occur,  prior to any reductions of such  Uncertificated  Principal
Balances by distributions on such Distribution Date.

                  REMIC II  Available  Distribution  Amount:  For any  Distribution  Date,  the  Available
Distribution  Amount for Loan Group 2  increased  by the  amount of any Net Swap  Payments  payable to the
Supplemental Interest Trust.

                  REMIC II Distribution   Amount:  For  any  Distribution  Date,  the  REMIC II  Available
Distribution  Amount shall be  distributed to REMIC III in respect of the REMIC II  Regular  Interests and
Component II of the Class AR-L Certificates thereof in the following amounts and priority:

                  (a)      to REMIC II Regular Interest A-I and REMIC II Regular  Interest II-1-A  through
II-58-B,  pro rata, in an amount equal to (A)  Uncertificated  Accrued  Interest for such REMIC II Regular
Interests for such  Distribution  Date, plus (B) any amounts payable in respect thereof  remaining  unpaid from previous Distribution Dates;

                  (b)      to the extent of amounts  remaining  after the  distributions  made pursuant to clause (a) above,  payments of  principal  shall be  allocated  as  follows:  first,  to REMIC II  Regular
Interest A-I until the  Uncertificated  Principal  Balance of such REMIC II Regular Interest is reduced to zero and second,  to REMIC II Regular  Interests II-1-A through II-58-B starting with the lowest numerical denomination  until the  Uncertificated  Principal  Balance  of each such  REMIC II  Regular  Interest  is reduced to zero,  provided that,  for REMIC II  Regular  Interests  with the same numerical  denomination, such payments of principal shall be allocated pro rata between such REMIC II Regular Interests; and

                  (c)      any remaining amounts to Component II of the Class AR-L Certificates.

                  REMIC II  Realized  Losses:  All  Realized  Losses  on Loan  Group 2 shall be  allocated first, on each  Distribution  Date, to REMIC II Regular Interest A-I  until such REMIC II Regular Interest has been  reduced to zero.  Second,  Realized  Losses  shall be  allocated  to REMIC II  Regular  Interest
II-1-A through REMIC II Regular Interest II-58-B,  starting with the lowest numerical  denomination  until such REMIC II Regular  Interest has been reduced to zero,  provided that,  for REMIC II Regular  Interests with the same  numerical  denomination,  such  Realized  Losses shall be  allocated  pro rata between such
REMIC II Regular Interests.

                  REMIC III  Available  Distribution  Amount:  For any  Distribution  Date,  the Available
Distribution Amount for Loan Group 2.

                  REMIC III  Distribution  Amount:  For any  Distribution  Date,  the REMIC III  Available
Distribution  Amount shall be deemed  distributed  to  REMIC IV,  as the holder of the  REMIC III  Regular
Interests,  and to Holders of the Class AR-L  Certificates in respect of Component III  thereof,  pursuant to Section 4.01(IV)(a)(ii), in the following amounts and priority:

                  (a) first,  to the REMIC III  Regular  Interests  LT1, LT2, LT3 and LT4, pro rata, in an amount  equal to (A) their  Uncertificated  Accrued  Interest  for such  Distribution  Date,  plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                  (b) second:

                           (i)      to the REMIC III  Regular Interests LT2, LT3 and LT4, their respective
         Principal Distribution Amounts;

                           (ii)     to the  REMIC III  Regular  Interest  LT1 its  Principal  Distribution
         Amount;

                           (iii)    any  remainder  to the  REMIC III  Regular  Interest  LT1,  until  the
         Uncertificated Principal Balance thereof has been reduced to zero;

                           (iv)     any remainder to the  REMIC III  Regular  Interests  LT2, LT3 and LT4,
         pro rata,  according  to their  respective  Uncertificated  Principal  Balances as reduced by the distributions  made  pursuant  to (i) above,  until  their  respective  Uncertificated  Principal
         Balances have been reduced to zero; and

                           (v)      any remaining  amounts to the Holders of the  Class AR-L  Certificates in respect of Component III thereof;

                  (c)      To  the  extent  of the  REMIC III  Available  Distribution  Amounts  for  such
Distribution  Date  remaining  after  payment of the amounts  pursuant to  paragraphs  (a) and (b) of this definition of "REMIC III Distribution Amount" as follows:

                           (i)      first, to the REMIC III  Regular  Interests LT1, LT2, LT3 and LT4, pro
         rata,  to the  extent  of any  Realized  Losses  allocated  to  such  Regular  Interests  on such
         Distribution Date or any prior Distribution Date and not previously  reimbursed  pursuant to this paragraph;  provided,  however, that any amounts distributed pursuant to this paragraph (c)(i) of this  definition  of  "REMIC III  Distribution  Amount"  shall  not  cause  a  reduction  in  the
         Uncertificated  Principal  Balance of any of the REMIC III  Regular  Interests  LT1, LT2, LT3 and
         LT4; and

                           (ii)     second,  to the Class AR-L  Certificates  in respect of  Component III thereof, any remaining amount.

         REMIC III Net WAC Rate:  With  respect to any  Distribution  Date,  a per annum rate equal to the weighted  average of (x) with respect to REMIC II  Regular  Interests ending with the designation "B," the weighted average of the  Uncertificated  REMIC II  Pass-Through Rates for such REMIC II Regular Interests, weighted on the basis of the  Uncertificated  Principal Balance of such REMIC I Regular Interests for each such  Distribution  Date, (y) with respect to REMIC II Regular Interest A-I, the  Uncertificated  REMIC II
Pass-Through Rate for such REMIC II Regular  Interest,  and (z) with respect to REMIC II Regular Interests ending with the designation  "A," for each  Distribution  Date listed below,  the weighted  average of the rates listed below for each such REMIC II  Regular  Interest  listed  below,  weighted on the basis of the
Uncertificated Principal Balance of each such REMIC II Regular Interest for each such Distribution Date:

  Distribution Date              REMIC II Regular Interest                                                   Rate
          1             II-1-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          2             II-2-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          3             II-3-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          4             II-4-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          5             II-5-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          6             II-6-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          7             II-7-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          8             II-8-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          9             II-9-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          10            II-10-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          11            II-11-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          12            II-12-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          13            II-13-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          14            II-14-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          15            II-15-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          16            II-16-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          17            II-17-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          18            II-18-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          19            II-19-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          20            II-20-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          21            II-21-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          22            II-22-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          23            II-23-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          24            II-24-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          25            II-25-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          26            II-26-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          27            II-27-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          28            II-28-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          29            II-29-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          30            II-30-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          31            II-31-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          32            II-32-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          33            II-33-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          34            II-34-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          35            II-35-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          36            II-36-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          37            II-37-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          38            II-38-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          39            II-39-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          40            II-40-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          41            II-41-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          42            II-42-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          43            II-43-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          44            II-44-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          45            II-45-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          46            II-46-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          47            II-47-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          48            II-48-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          49            II-49-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          50            II-50-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          51            II-51-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          52            II-52-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          53            II-53-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          54            II-54-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          55            II-55-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          56            II-56-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          57            II-57-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          58            II-58-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.

                  REMIC III  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts by which the  principal  balances of the REMIC III  Regular  Interests  LT1, LT2, LT3 and LT4,  respectively, will be reduced on such  Distribution  Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

         For purposes of the succeeding  formulas the following  symbols shall have the meanings set forth below:

         Y1 =     the  aggregate   principal   balance  of  the  REMIC III  Regular  Interests  LT1  after distributions on the prior Distribution Date.

         Y2 =     the principal balance of the REMIC III  Regular Interest LT2 after  distributions on the prior Distribution Date.

         Y3 =     the principal balance of the REMIC III  Regular Interest LT3 after  distributions on the prior Distribution Date.

         Y4 =     the principal balance of the REMIC III  Regular Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

         ΔY1 =    the combined REMIC III Regular Interests LT1 Principal Reduction Amount.

         ΔY2 =    the REMIC III Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =    the REMIC III Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =    the REMIC III Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal  balance of the REMIC III  Regular  Interests LT1, LT2, LT3 and
LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal  balance of the REMIC III  Regular  Interests LT1, LT2, LT3 and
LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =     P0 - P1 = the  aggregate  of the  REMIC III  Regular  Interests  LT1,  LT2,  LT3 and LT4
Principal Reduction Amounts.

               =  the aggregate of the principal  portions of Realized  Losses to be allocated to, and the principal  distributions  to be made on, the Group I Certificates  on such  Distribution  Date  (including distributions  of accrued  and unpaid  interest  on the  Class SB-I  Certificates  for prior  Distribution
Dates).

         R0 =     the  REMIC III  Net WAC Rate (stated as a monthly  rate) after giving  effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the  REMIC III  Net WAC Rate (stated as a monthly  rate) after giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         α =      (Y2 +  Y3)/P0.  The  initial  value  of α on the  Closing  Date  for  use  on the  first
Distribution Date shall be 0.0001.

         γ0 =     the  lesser  of (A) the sum  for  all  Classes  of  Group 2  LIBOR  Certificates  of the
product for each Class of (i) the  monthly  interest rate (as limited by the Net Funds Cap, if applicable)
for such  Class applicable  for distributions to be made on such Distribution Date and (ii) the  aggregate
Certificate  Principal  Balance for such Class after  distributions  and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

         γ1  =    the lesser of (A) the sum for all  Classes of Group 2  Certificates  of the  product for each Class of (i) the  monthly  interest  rate (as limited by the Net Funds Cap, if  applicable)  for such
Class applicable  for  distributions  to be made on the next  succeeding  Distribution  Date and  (ii) the aggregate  Certificate  Principal  Balance  for  such  Class after  distributions  and the  allocation  of
Realized Losses to be made on such Distribution Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    (α/2){( γ0R1 - γ1R0)/R0R1};

         ΔY3 =    αΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)      If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = α{ γ0R1P1 - γ1R0P0 }/{2R1R0P1 -  γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

The Principal Reduction Amount ΔY1 shall be allocated to the REMIC III Regular Interest LT1.

                  REMIC III  Realized  Losses:  Realized  Losses  on the  Group 2  Mortgage  Loans for the
related  Collection  Period shall be allocated to the REMIC III  Regular  Interests LT1, LT2, LT3 and LT4,
in  reduction  of the  principal  balances  thereof and  interest  accrued  thereon,  as follows:  (i) the interest  portion of Realized  Losses,  if any,  shall be  allocated  pro rata to accrued  interest on the
REMIC III Regular  Interests LT1, LT2, LT3 and LT4, to the extent of such accrued  interest,  and (ii) any remaining  interest  portions of Realized  Losses and any principal  portions of Realized  Losses shall be treated as principal  portions of Realized  Losses and  allocated  (i) to the REMIC III  Regular  Interest
LT2,  REMIC III  Regular  Interest LT3 and REMIC III  Regular  Interest LT4,  pro rata  according to their respective  Principal  Reduction  Amounts,  provided that such allocation to each of the REMIC III Regular
Interest LT2,  REMIC III  Regular Interest LT3 and REMIC III Regular  Interest LT4  shall not exceed their respective  Principal  Reduction  Amounts,  and  (ii) any  Realized  Losses  not  allocated  to any of the
REMIC III  Regular  Interest  LT2,  REMIC III  Regular  Interest LT3  and REMIC III  Regular  Interest LT4
pursuant to the provisos of clause (i)  above shall be allocated to the  REMIC III  Regular  Interest LT1, until the principal  balance  thereof shall have been reduced to zero. Any Realized  Losses on the Group 2
Mortgage Loans remaining after the  allocations  made in the preceding  sentences shall be allocated among
the  Class LT2,   Class LT3  and  Class LT4  REMIC III  Regular  Interests  pro-rata  according  to  their respective  principal  balances  as  reduced  by the  allocations  in the  preceding  sentence  until such principal balances shall have been reduced to zero.

                  REMIC III  Regular  Interest LT1 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the  REMIC III  Regular  Interest LT1 Principal  Reduction  Amount for such
Distribution  Date over the  Realized  Losses  allocated  to the  REMIC III  Regular  Interest LT1 on such
Distribution Date.

                  REMIC III  Regular  Interest LT2 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the  REMIC III  Regular  Interest LT2 Principal  Reduction  Amount for such
Distribution  Date over the  Realized  Losses  allocated  to the  REMIC III  Regular  Interest LT2 on such
Distribution Date.

                  REMIC III  Regular  Interest LT3 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the  REMIC III  Regular  Interest LT3 Principal  Reduction  Amount for such
Distribution  Date over the  Realized  Losses  allocated  to the  REMIC III  Regular  Interest LT3 on such
Distribution Date.

                  REMIC III  Regular  Interest LT4 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the  REMIC III  Regular  Interest LT4 Principal  Reduction  Amount for such
Distribution  Date over the  Realized  Losses  allocated  to the  REMIC III  Regular  Interest LT4 on such
Distribution Date.

                  REMIC  Provisions:  The  provisions  of the federal  income tax law  relating to REMICs, which  appear  at  Sections  860A  through  860G of the  Code,  and  related  provisions  and  regulations promulgated thereunder, as the foregoing may be in effect from time to time.

                  REMIC  Regular  Interest:  Any  of  the  REMIC I  Regular  Interests,  REMIC II  Regular
Interests, REMIC III Regular Interests and REMIC IV Regular Interests.

                  Residual Certificates:  As set forth in the Preliminary Statement.

                  Seller:  DLJMC.

                  Senior Certificates:  As set forth in the Preliminary Statement.

                  Senior Liquidation Amount:  The Group 1 Senior Liquidation Amount.

                  Senior Percentage:  The Group 1 Senior Percentage.

                  Senior  Prepayment  Percentage:  The Senior  Prepayment  Percentage for any Distribution
Date  occurring  during the seven years  beginning on the first  Distribution  Date for each  Pass-Through
Loan Group will equal 100%. The Senior  Prepayment  Percentage for any  Distribution  Date occurring on or after  the  seventh  anniversary  of the first  Distribution  Date for each  such  Loan  Group  will be as follows:  for any Distribution  Date in the first year thereafter,  the related Senior Percentage plus 70%
of the related  Subordinate  Percentage  for such  Distribution  Date;  for any  Distribution  Date in the
second year thereafter,  the related Senior Percentage plus 60% of the related Subordinate  Percentage for such  Distribution  Date;  for any  Distribution  Date in the third year  thereafter,  the related  Senior
Percentage  plus  40%  of  the  related  Subordinate  Percentage  for  such  Distribution  Date;  for  any
Distribution  Date in the fourth year  thereafter,  the related Senior  Percentage plus 20% of the related
Subordinate  Percentage for such  Distribution  Date; and for any Distribution  Date after the fourth year thereafter, the related Senior Percentage for such Distribution Date.

                  Notwithstanding  the  foregoing,  on any  Distribution  Date  and with  respect  to each
Pass-Through  Loan Group,  if the Senior  Percentage  exceeds the initial related Senior  Percentage,  the
Senior  Prepayment  Percentage for each Group for that  Distribution  Date will equal 100%,  (ii) if on or before the  Distribution  Date in May 2010,  the Subordinate  Percentage is greater than or equal to twice the  Subordinate  Percentage as of the Closing Date, in which case the Senior  Prepayment  Percentage  for each Group will equal the related Senior Percentage,  plus 50% of the related  Subordinate  Percentage for that  Distribution  Date, and if after the Distribution  Date in May 2010,  the Subordinate  Percentage is
greater  than or equal to twice  the  Subordinate  Percentage  as of the  Closing  Date,  then the  Senior
Prepayment  Percentage  for each such  Group for such  Distribution  Date will  equal the  related  Senior
Percentage).

                  Notwithstanding  the foregoing,  the Senior  Prepayment  Percentage for any Pass-Through
Loan Group shall equal 100% for any Distribution  Date as to which (i) the  outstanding  principal balance of the  Mortgage  Loans  in the  related  Loan  Group,  delinquent  60  days or  more  (including  all REO
Properties  and Mortgage  Loans in  foreclosure)  (averaged  over the  preceding six month  period),  as a percentage of the related  aggregate  Class  Principal  Balance of the Class 1-B  Certificates  as of such
Distribution  Date is equal to or greater  than 50% or  (ii) cumulative  Realized  Losses for the Mortgage
Loans in the  related  Loan Group  exceed  (a) with  respect to any  Distribution  Date prior to the third anniversary of the first  Distribution  Date, 20% of the related  aggregate Class Principal Balance of the
Class 1-B Certificates as of the Closing Date (the "Original  Subordinate  Principal  Balance"),  (b) with respect to any  Distribution  Date on or after the third  anniversary but prior to the eighth  anniversary of the first  Distribution  Date, 30% of the related  Original  Subordinate  Principal  Balance,  (c) with respect to any  Distribution  Date on or after the eighth  anniversary but prior to the ninth  anniversary of the first  Distribution  Date, 35% of the related  Original  Subordinate  Principal  Balance,  (d) with respect to any Distribution  Date on or after the ninth  anniversary but prior to the tenth anniversary of the first Distribution Date, 40% of the related Original Subordinate  Principal Balance,  (e) with respect to any Distribution  Date on or after the tenth  anniversary but prior to the eleventh  anniversary of the first  Distribution Date, 45% of the related Original  Subordinate  Principal Balance and (f) with respect to any Distribution Date on or after the eleventh  anniversary of the first  Distribution Date, 50% of the
Original Subordinate Principal Balance.

                  If  the  Senior  Prepayment  Percentage  for  one  Loan  Group  equals  100%  due to the limitations set forth above,  then the Senior  Prepayment  Percentage for the other Loan Groups will equal
100%.

                  If on any  Distribution  Date the  allocation  to a Class of  Senior  Certificates  then entitled to  distributions  of Principal  Prepayments  and other amounts in the percentage  required above would reduce the outstanding  Class Principal  Balance of that Class below  zero, the distribution to that
Class of Senior  Certificates of the Senior  Prepayment  Percentage of those amounts for such Distribution
Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

                  Senior  Principal   Distribution  Amount:  The  Group 1  Senior  Principal  Distribution
Amount.

                  Series  Supplement:  This Series  Supplement,  dated as of May 1,  2007, as amended from time to time.

                  Servicers:  SPS, Wells Fargo and the Special  Servicer,  to the extent it has taken over the  servicing  of one or more  Mortgage  Loans  pursuant  to  Section 3.17(a),  and,  in each  case,  any successor in interest thereto or any successor servicer appointed as provided herein.

                  Special Servicer: SPS, and its successors and permitted assigns.

                  Standard Terms:  That certain Standard Terms of Pooling and Servicing  Agreement,  dated as of May 1, 2007, attached hereto as Exhibit A.

                  Startup Day:  The Closing Date.

                  Stepdown  Date:  The  date  occurring  on the  later  of  (x) the  Distribution  Date in
June 2010  and  (y) the  first  Distribution  Date on which  the  Group 2  Senior  Enhancement  Percentage
(calculated  for this  purpose  after  giving  effect to  payments or other  recoveries  in respect of the
Mortgage Loans in Loan Group 2 during the related  Collection  Period but before giving effect to payments on the Group 2 Certificates on such Distribution Date) is greater than or equal to 15.60%.

                  Subordinate Certificates:  As set forth in the Preliminary Statement.

                  Subordinate  Liquidation  Amount:  For any Distribution  Date and the Pass-Through  Loan
Group, the excess,  if any, of the aggregate  Liquidation  Principal of all Mortgage Loans in Loan Group 1
which became  Liquidated  Mortgage Loans during the calendar month  preceding the  Distribution  Date over the Group 1 Senior Liquidation Amount for such Distribution Date.

                  Subordinate  Percentage:  With  respect to any  Distribution  Date and the  Pass-Through
Loan Group, the excess of 100% over the related Senior Percentage for that Distribution Date.

                  Subordinate  Prepayment  Percentage:  With  respect  to any  Distribution  Date  and the
Pass-Through Loan Group, 100% minus the related Senior Prepayment  Percentage for such Distribution  Date;
provided,  however,  that if the aggregate Class Principal Balance of the Senior  Certificates  related to
Loan Group 1 has been reduced to zero,  then the  Subordinate  Prepayment  Percentage  for such Loan Group will equal 100%.

                  Subordinate  Principal  Distribution  Amount: With respect to any Distribution Date, the sum of the following amounts for each Pass-Through Loan Group:  (i) the related Subordinate  Percentage of the related Principal Payment Amount,  (ii) the related Subordinate  Prepayment  Percentage of the related
Principal Prepayment Amount, and (iii) the related Subordinate Liquidation Amount.

                  Subordination  Level:  With respect to any Distribution  Date and any Class of Class 1-B
Certificates,  the percentage  obtained by dividing the sum of the Class Principal Balances of all Classes
of Class 1-B  Certificates  which are subordinate in right of payment to such Class by the aggregate Class
Principal Balance of the Group 1 Certificates immediately prior to such Distribution Date.

                  Subsequent Cut-off Date:  Not Applicable.

                  Subsequent Mortgage Loan:  Not Applicable.

                  Subsequent Transfer Agreement:  Not Applicable.

                  Subsequent Transfer Date:  Not Applicable.

                  Substitution Adjustment Amount:  As defined in Section 2.03.

                  SunTrust:  SunTrust Mortgage, Inc. and its successors and assigns.

                  SunTrust  Serviced  Mortgage  Loans:  The  Mortgage  Loans  identified  as  such  on the
Mortgage Loan Schedule, for which SunTrust is the applicable Designated Servicer.

                  SunTrust  Reconstituted  Servicing  Agreement:   That  certain  Reconstituted  Servicing
Agreement,  dated  as  of  May 1,  2007,  among  DLJMC,  SunTrust,  the  Master  Servicer  and  the  Trust
Administrator, and acknowledged by the Trustee.

                  SunTrust Underlying  Servicing Agreement:  The "Servicing  Agreement" referred to in the
SunTrust Reconstituted Servicing Agreement.

                  Supplemental  Interest  Account:  As defined in Section 4.08  hereof.  The  Supplemental
Interest Account will not be an asset of any REMIC.

                  Supplemental  Interest  Trust:  The trust created  pursuant to  Section 4.08  herein and designated as the  "Supplemental  Interest  Trust,"  consisting of the Swap  Agreement,  the  Supplemental
Interest Account and the right to receive Net Swap Payments from the Swap Counterparty.

                  Supplemental  Interest  Trust  Trustee:  The  Trust  Administrator,  acting  not  in its individual or corporate capacity but solely as trustee of the Supplemental Interest Trust.

                  Supplemental  Trust  Payment:  An  amount  equal to the  product  of  (a) 5.196%,  (b) a fraction,  the  numerator of which is 30 (except with  respect to the first Swap  Payment  Date,  in which case the numerator will be the number of days in the first Swap  Calculation  Period) and the  denominator of which is 360 and (c) the Swap Notional Amount.

                  Swap Agreement:  The swap agreement relating to the Group 2  Certificates  consisting of
ISDA Master  Agreement  (Multicurrency  Cross-Border),  a schedule,  credit  support annex and the related confirmation  thereto,  each dated as of the Closing Date, between the Supplemental Interest Trust Trustee and the Swap  Counterparty,  as such  agreement may be amended and  supplemented  in  accordance  with its terms.

                  Swap Calculation  Period:  Each period from and including the  Distribution  Date in the preceding  calendar month to, but excluding,  the related  Distribution Date, except that the initial Swap
Calculation  Period will  commence on, and  include,  May 30, 2007 and the final Swap  Calculation  Period will end on, but exclude,  the Swap Termination Date,  provided that such Swap Calculation Period shall be adjusted pursuant to the "Following Business Day Convention" (as defined in the Swap Agreement).

                  Swap Certificate:  Each of the Group 2 Certificates.

                  Swap Counterparty:  Credit Suisse International and its successors.

                  Swap  Counterparty  Payment:  An amount  equal to the  greater  of (I) zero and (II) the product of (a) One-Month LIBOR for the related  Distribution Date, (b) a fraction,  the numerator of which is the actual number of days elapsed in the related Swap  Calculation  Period and the denominator of which is 360 and (c) the Swap Notional Amount.

                  Swap  Counterparty  Trigger  Event:  (i) an  Event of  Default  (as  defined in the Swap
Agreement)  with  respect to which the Swap  Counterparty  is a  Defaulting  Party (as defined in the Swap
Agreement),  (ii) a  Termination  Event (as defined in the Swap  Agreement)  under the Swap Agreement with respect to which the Swap  Counterparty  is the sole Affected Party (as defined in the Swap  Agreement) or
(iii) an  Additional  Termination  Event (as defined in the Swap Agreement)  under the Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party.

                  Swap  Event of  Default:  An "Event of  Default"  as such  term is  defined  in the Swap
Agreement.

                  Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

                  Swap Notional Amount:  The "Notional Amount" referred to in the Swap Agreement.

                  Swap Payment Date:  The "Business  Day" (as defined in the Swap  Agreement)  before each
Distribution Date.

                  Swap  Suspension  Event:   With  respect  to  any  Distribution   Date,  either  (a) the
occurrence of a default by the Swap  Counterparty  under the Swap  Agreement in the timely  payment of any
Net Swap Payment owed by the Swap  Counterparty  to the  Supplemental  Interest  Trust on the related Swap
Payment Date or (b) the Swap Agreement has been  terminated and no replacement  Swap Agreement is in force and effect.

                  Swap  Termination  Date:   Immediately  following  the  earliest  to  occur  of  (a) the
Maturity  Date,  (b) the date on which the  Terminating  Entity has purchased all of the Group 2  Mortgage
Loans from the Trust,  unless  terminated  earlier in accordance  with the terms of the Swap Agreement and
(c) the  Distribution  Date on which the Class  Principal  Balance of the  Group 2  Certificates  has been reduced to zero.

                  Swap  Termination  Payment:  Upon  the  designation  of an  Early  Termination  Date (as defined in the Swap Agreement),  the payment to be made by the Trust to the Supplemental  Interest Account for payment to the Swap  Counterparty,  or by the Swap  Counterparty to the Supplemental  Interest Account
for payment to the Trust, as applicable, pursuant to the terms of the Swap Agreement.

                  Targeted   Overcollateralization   Amount:  For  any  Distribution  Date  prior  to  the
Stepdown  Date,  0.90% of the Aggregate  Loan Group Balance for Loan Group 2 as of the Cut-off Date;  with respect to any  Distribution  Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect,  the greater of (a) 1.80% of the Aggregate  Loan Group Balance for Loan Group 2 for such
Distribution  Date,  or (b) 0.50% of the  Aggregate  Loan Group Balance for Loan Group 2 as of the Cut-off
Date;  with  respect  to any  Distribution  Date on or after the  Stepdown  Date with  respect  to which a
Trigger  Event  has  occurred  and is  continuing,  the  Targeted  Overcollateralization  Amount  for  the
Distribution Date immediately preceding such Distribution Date.

                  Trigger  Event: A Trigger Event will occur for any  Distribution  Date if either (i) the
Rolling  Three  Month  Delinquency  Rate as of the last day of the  related  Collection  Period  equals or exceeds  40.00% of the  Group 2  Senior  Enhancement  Percentage  for such  Distribution  Date or (ii) the cumulative  Realized  Losses as a percentage of the  Aggregate  Loan Group Balance for Loan Group 2 on the
Closing Date for such Distribution Date is greater than the percentage set forth in the following table:

              ---------------------------------------------------------------- ---------------------------------------------------------------
              Range of Distribution Dates                                                        Cumulative Loss Percentage
              ---------------------------------------------------------------- ---------------------------------------------------------------
              ---------------------------------------------------------------- ---------------------------------------------------------------
              June 2009 - May 2010                                                                         0.25%*
              ---------------------------------------------------------------- ---------------------------------------------------------------
              ---------------------------------------------------------------- ---------------------------------------------------------------
              June 2010 - May 2011                                                                         0.65%*
              ---------------------------------------------------------------- ---------------------------------------------------------------
              ---------------------------------------------------------------- ---------------------------------------------------------------
              June 2011 - May 2012                                                                         1.10%*
              ---------------------------------------------------------------- ---------------------------------------------------------------
              ---------------------------------------------------------------- ---------------------------------------------------------------
              June 2012 - May 2013                                                                         1.60%*
              ---------------------------------------------------------------- ---------------------------------------------------------------
              ---------------------------------------------------------------- ---------------------------------------------------------------
              June 2013 and thereafter                                                                     1.90%*
              ---------------------------------------------------------------- ---------------------------------------------------------------

              *   The  cumulative  loss  percentages  set forth above are applicable to the first
                  Distribution  Date  in the  corresponding  range  of  Distribution  Dates.  The cumulative  loss percentage for each  succeeding  Distribution  Date in a range increases  incrementally  by  1/12  of  the  positive  difference  between  the percentage  applicable  to the first  Distribution  Date in that  range and the percentage applicable to the first Distribution Date in the succeeding range.

                  Trust:  The trust created pursuant to Section 2.01 this Agreement.

                  Trust  Administrator:  Wells Fargo Bank,  N.A., a national banking  association,  not in its  individual  capacity,  but  solely in its  capacity  as trust  administrator  for the  benefit of the
Certificateholders under this Agreement, and any successor thereto, as provided herein.

                  Trust  Administrator  Fee Rate:  As to each  Mortgage  Loan,  a per annum  rate equal to
0.00%.

                  Trustee:  U.S. Bank National  Association,  a national banking  association,  not in its individual  capacity,  but solely in its  capacity as trustee  for the  benefit of the  Certificateholders under this Agreement, and any successor thereto, as provided herein.

                  Uncertificated  Accrued Interest:  With respect to any  Uncertificated  Regular Interest for any Distribution Date, one month's interest at the related  Uncertificated  Pass-Through Rate for such
Distribution Date, accrued on the Uncertificated  Principal Balance or Uncertificated  Notional Amount, as
applicable,  immediately  prior  to  such  Distribution  Date.  Uncertificated  Accrued  Interest  for the
Uncertificated  Regular  Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For  purposes  of  calculating  the amount of  Uncertificated  Accrued  Interest  for the REMIC I
Regular  Interests for any  Distribution  Date,  any  Prepayment  Interest  Shortfalls  (to the extent not covered by Compensating  Interest  Payments) relating to the Mortgage Loans in any Pass-Through Loan Group
for any  Distribution  Date shall be allocated among the REMIC I Regular  Interests,  pro rata,  based on, and to the  extent  of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of this sentence.  For purposes of  calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC II
Regular  Interests for any  Distribution  Date,  any  Prepayment  Interest  Shortfalls  (to the extent not covered by Compensating  Interest  Payments)  relating to Mortgage Loans in the Floater Loan Group for any
Distribution  Date shall be allocated among the REMIC II  Regular  Interests,  pro rata,  based on, and to the extent of, Uncertificated  Accrued Interest,  as calculated without application of this sentence.  For purposes  of  calculating  the  amount  of  Uncertificated  Accrued  Interest  for the  REMIC III  Regular
Interests for any  Distribution  Date,  any Prepayment  Interest  Shortfalls (to the extent not covered by
Compensating   Interest  Payments)  relating  to  Mortgage  Loans  in  the  Floater  Loan  Group  for  any
Distribution  Date shall be allocated among the REMIC III  Regular  Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated  without  application  of this sentence.
Uncertificated  Accrued  Interest on the REMIC IV  Regular  Interest 2-X-PO shall be zero.  Uncertificated
Accrued Interest on the REMIC IV Regular  Interest 2-X-IO for each  Distribution  Date shall equal Accrued
Certificate Interest for the Economic Residual Floater Certificates.

                  Uncertificated  Pass-Through  Rate: For any REMIC I Regular  Interest,  REMIC II Regular
Interest  or  REMIC III  Regular  Interest,  the per annum  rate set  forth or  calculated  in the  manner described in the Preliminary Statement under "REMIC I," "REMIC II" or "REMIC III," respectively.

                  Uncertificated  Principal  Balance:  The  principal  amount of any REMIC I,  REMIC II or
REMIC III  Regular  Interest  outstanding  as of any date of  determination.  As of the Closing Date,  the
Uncertificated  Principal  Balance of each REMIC I,  REMIC II and REMIC III  Regular  Interest shall equal the amount set forth in the Preliminary Statement hereto as its Initial  Uncertificated  Principal Balance under "REMIC I," "REMIC II" and "REMIC III,"  respectively.  On each Distribution Date, the Uncertificated
Principal  Balance of each REMIC I  Regular  Interest,  REMIC II  Regular  Interest and REMIC III  Regular
Interest shall be reduced,  (x) in the case of REMIC I Regular Interests,  by the sum of (i) the principal portion of Realized Losses  allocated to the REMIC I  Regular  Interests in accordance with the definition of REMIC I Realized Losses and (ii) the amounts deemed  distributed on each  Distribution  Date in respect of principal  on the REMIC I  Regular  Interests  pursuant to  Section 4.01(IV)(a)(i),  (y) in the case of
REMIC II Regular  Interests,  by the sum of (i) the  principal portion of Realized Losses allocated to the
REMIC II  Regular  Interests in accordance  with the definition of REMIC II  Realized  Losses and (ii) the amounts  deemed  distributed  on each  Distribution  Date in respect of principal on the REMIC II  Regular
Interests  pursuant to  Section 4.01(IV)(a)(ii),  and (z) in the case of REMIC III Regular  Interests,  by the sum of (i) the  principal  portion of Realized Losses allocated to the REMIC III  Regular Interests in accordance  with the definition of REMIC III  Realized Losses and (ii) the  amounts deemed  distributed on each  Distribution  Date  in  respect  of  principal  on  the  REMIC III  Regular  Interests  pursuant  to
Section 4.01(IV)(a)(iii).

                  Uncertificated  Regular  Interest:  Any of  the  REMIC I  Regular  Interests,  REMIC  II
Regular Interests and REMIC III Regular Interests.

                  Voting  Rights:  The  portion  of the  voting  rights  of all the  Certificates  that is allocated  to any  Certificate  for  purposes of the voting  provisions  of this  Agreement.  At all times during  the term of this  Agreement,  99% of all  Voting  Rights  shall be  allocated  among  the  Class A
Certificates  (other than the Residual  Certificates),  Class M  Certificates and Class 1-B  Certificates.
The  portion of such 99% Voting  Rights  allocated  to each of the  Class A  Certificates  (other than the
Residual  Certificates),  Class M Certificates and Class 1-B  Certificates shall be based on the fraction, expressed as a percentage,  the numerator of which is the Class Principal  Balance of each such Class then outstanding  and the  denominator of which is the aggregate  Class  Principal  Balance of all such Classes then  outstanding.  At all times during the term of this Agreement,  the Class 2-X  Certificates  shall be allocated 1% of the Voting Rights.  Voting Rights shall be allocated  among the  Certificates  within each
Class in proportion to their respective  outstanding  Class Principal  Balances or Class Notional Amounts,
as applicable.  The Residual Certificates shall have no Voting Rights.

                  Wachovia:  Wachovia Mortgage Corporation and its successors and assigns.

                  Wachovia  Serviced  Mortgage  Loans:  The  Mortgage  Loans  identified  as  such  on the
Mortgage Loan Schedule, for which Wachovia is the applicable Designated Servicer.

                  Wachovia  Reconstituted  Servicing  Agreement:   That  certain  Reconstituted  Servicing
Agreement,  dated  as  of  May 1,  2007,  among  DLJMC,  Wachovia,  the  Master  Servicer  and  the  Trust
Administrator, and acknowledged by the Trustee.

                  Wachovia Underlying  Servicing Agreement:  The "Servicing  Agreement" referred to in the
Wachovia Reconstituted Servicing Agreement.

                  WaMu Bank:  Washington Mutual Bank and its successors and assigns.

                  WaMu  Bank  Serviced  Mortgage  Loans:  The  Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule, for which WaMu Bank is the applicable Designated Servicer.

                  WaMu Bank  Reconstituted  Servicing  Agreement:  That  certain  Reconstituted  Servicing
Agreement,  dated  as of  May 1,  2007,  among  DLJMC,  WaMu  Bank,  the  Master  Servicer  and the  Trust
Administrator, and acknowledged by the Trustee.

                  WaMu Bank  Underlying  Servicing  Agreement:  The "Servicing  Agreement"  referred to in the WaMu Bank Reconstituted Servicing Agreement.

                                                ARTICLE II

                                      CONVEYANCE OF MORTGAGE LOANS;
                                      REPRESENTATIONS AND WARRANTIES

                  SECTION 2.01.     Conveyance of Trust Fund.

                  (a)      The Depositor does hereby  establish the Adjustable  Rate Mortgage Trust 2007-2
(the "Trust") and sells, transfers,  assigns,  delivers, sets over and otherwise conveys to the Trustee in trust for the benefit of the  Certificateholders,  without  recourse,  the  Depositor's  right,  title and interest in and to (a) the  Mortgage  Loans listed in the Mortgage Loan  Schedule,  including all interest and principal  received or receivable by the Depositor on or with respect to the Mortgage  Loans after the
Cut-off Date and any Assigned  Prepayment  Premiums with respect  thereto,  but not including  payments of principal  and  interest  due and payable on the Mortgage  Loans on or before the Cut-off  Date,  together with the Mortgage Files relating to the Mortgage  Loans,  (b) REO Property,  (c) the  Collection  Account,
the Certificate  Account and all amounts deposited  therein pursuant to the applicable  provisions of this
Agreement,  (d) any  insurance  policies with respect to the Mortgage Loans,  (e) the  Depositor's  rights under the  Assignment  and  Assumption  Agreement,  (f) the  Supplemental  Interest  Account  and  (g) all
proceeds of the conversion,  voluntary or  involuntary,  of any of the foregoing into cash or other liquid property.

                  (b)      As set forth in the Standard Terms.

                  (c)      As set forth in the Standard Terms.

                  (d)      As set forth in the Standard Terms.

                  (e)      Not applicable.

                  (f)      Not applicable.

                  (g)      Not applicable.

                  (h)      As set forth in the Standard Terms.

                  (i)      As set forth in the Standard Terms.

                  SECTION 2.02.     Acceptance by the Trustee.

                  (a)      As set forth in the Standard Terms.

                  (b)      Not Applicable.

                  (c)      As set forth in the Standard Terms.

                  (d)      As set forth in the Standard Terms.

                  SECTION 2.03.     Representations and Warranties of the Seller, Master Servicer and
                                            Servicers.

                  As set forth in Section 2.03 of the Standard Terms.

                  SECTION 2.04.     Representations and Warranties of the Depositor as to the Mortgage
                                            Loans.

                  As set forth in Section 2.04 of the Standard Terms.

                  SECTION 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions.

                  As set forth in Section 2.05 of the Standard Terms.

                  SECTION 2.06.     Issuance of Certificates.

                  As set forth in Section 2.06 of the Standard Terms.

                  SECTION 2.07.     REMIC Provisions.

                  (a)      The Depositor  hereby elects and  authorizes the Trust  Administrator  to treat the Trust Fund as the number of separate REMICs  specified in the Preliminary  Statement (each, a "REMIC")
under the Code and, if  necessary,  under  applicable  state law and apply such  Preliminary  Statement in determining  the rights of the  Interests in REMICs  thereby  created.  Each such election will be made on
Form  1066  or  other  appropriate  federal  tax  or  information  return  (including  Form  8811)  or any appropriate  state return  (x) for the taxable  year ending on the last day of the calendar  year in which the  Certificates  are issued and (y) for the taxable year ending on the last day of the calendar  year in which  Certificates  are  first  sold to a third  party.  The  Closing  Date is hereby  designated  as the
"startup day" of each REMIC created  hereunder within the meaning of  Section 860G(a)(9)  of the Code. The
"regular  interests"  (within the meaning of  Section 860G of the Code) in each REMIC shall consist of the regular  interests with the terms set forth for each REMIC in the  Preliminary  Statement and the Class AR and Class AR-L  Certificates shall represent the beneficial  ownership of the "residual  interest" in each
REMIC created  hereunder.  Neither the Depositor nor the Trust  Administrator nor the Trustee shall permit the creation of any  "interests"  (within the meaning of Section 860G of the Code) in any REMIC other than as set forth in the Preliminary Statement.

                  (b)      The Trust  Administrator  shall act as the "tax  matters  person"  (within  the meaning of the REMIC Provisions) for each REMIC created  hereunder,  in the manner provided under Treasury regulations  section 1.860F 4(d) and  temporary  Treasury  regulations  section  301.6231(a)(7)1T.  In the event that for any reason,  the Trust  Administrator  is not recognized as the tax matters person then the
Trust  Administrator  shall act as agent for the  Class AR  and the  Class AR-L  Certificateholder  as tax
matters  person.  By its  acceptance of a Residual  Certificate,  each Holder thereof shall have agreed to such  appointment and shall have consented to the appointment of the Trust  Administrator  as its agent to act on behalf of each REMIC created hereunder pursuant to the specific duties outlined herein.

                  (c)      A Holder of the Residual  Certificates,  by the purchase of such  Certificates, shall be deemed to have agreed to timely pay,  upon demand by the Trust  Administrator,  the amount of any minimum  California state franchise taxes due with respect to each REMIC created  hereunder under Sections
23151(a) and  23153(a) of the California  Revenue and Taxation Code.  Notwithstanding  the foregoing,  the
Trust  Administrator  shall be  authorized  to  retain  the  amount  of such tax  from  amounts  otherwise distributable  to such Holder in the event such Holder  does not  promptly  pay such amount upon demand by the Trust  Administrator.  In the event that any other federal,  state or local tax is imposed,  including without  limitation  taxes imposed on a "prohibited  transaction" of a REMIC as defined in Section 860F of the  Code,  such tax  shall be  charged  against  amounts  otherwise  available  for  distribution  to the
applicable  Holder  of  a  Residual   Certificate  and  then  against  amounts  otherwise   available  for
distribution  to the  Holders of Regular  Certificates  in  accordance  with the  provisions  set forth in
Section 4.01.  The Trust  Administrator or the Trustee shall promptly  deposit in the Certificate  Account any amount of  "prohibited  transaction"  tax that results from a breach of the Trust  Administrator's  or the Trustee's  duties,  respectively,  under this Agreement.  The Master Servicer or the related  Servicer shall  promptly  deposit in the  Certificate  Account  any  amount of  "prohibited  transaction"  tax that results  from a breach of the  Master  Servicer's  or such  Servicer's  duties,  respectively,  under this
Agreement.

                  (d)      The Trust  Administrator  shall act as  attorney in fact and as the tax matters person of each REMIC created hereunder and in such capacity the Trust  Administrator  shall:  (i) prepare, sign and file, or cause to be prepared,  signed and filed,  federal and state tax returns using a calendar year as the taxable year for each REMIC  created  hereunder  when and as required by the REMIC  Provisions and  other  applicable  federal  income  tax  laws as the  direct  representative  of each  such  REMIC in compliance  with the Code and shall provide  copies of such returns as required by the Code;  (ii) make an election,  on behalf of each REMIC created  hereunder,  to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC  Provisions;  and (iii) prepare and forward, or cause to be prepared and forwarded,  to the  Certificateholders and to any governmental taxing authority  all  information  reports as and when  required to be provided to them in  accordance  with the
REMIC  Provisions.  The  expenses  of  preparing  and  filing  such  returns  shall be borne by the  Trust
Administrator.  The  Depositor,  the Master  Servicer and the related  Servicer  shall provide on a prompt and timely basis to the Trust  Administrator  or its designee such  information with respect to each REMIC created  hereunder  as  is in  their  possession  and  reasonably  required  or  requested  by  the  Trust
Administrator to enable it to perform its obligations under this subsection.

                  In its  capacity  as  attorney  in  fact  and as  the  tax  matters  person,  the  Trust
Administrator  shall  also:  (A) act on behalf of each REMIC  created  hereunder  in  relation  to any tax matter or  controversy  involving the Trust Fund,  (B) represent the Trust Fund in any  administrative  or judicial  proceeding  relating  to an  examination  or audit by any  governmental  taxing  authority  with respect  thereto and (C) cause to be paid solely from the sources  provided herein the amount of any taxes imposed  on each  REMIC  created  hereunder  when  and as the  same  shall be due and  payable  (but  such obligation shall not prevent the Trust  Administrator or any other appropriate  Person from contesting any such tax in  appropriate  proceedings  and shall not  prevent  the Trust  Administrator  from  withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

                  (e)      The Trust  Administrator  shall  provide  (i) to any  transferor  of a Residual
Certificate  such  information as is necessary for the  application of any tax relating to the transfer of a Residual  Certificate  to any Person  who is not a  permitted  transferee  (upon  receipt of  reasonable compensation),  (ii) to the Certificateholders  such information or reports as are required by the Code or the REMIC Provisions  including reports relating to interest,  original issue discount and market discount or premium and (iii) to the Internal  Revenue  Service the name,  title,  address and telephone  number of the person who will serve as the representative of each REMIC created hereunder.

                  (f)      The Trustee, to the extent directed by the Trust  Administrator,  the Depositor and the  Holder of the  Residual  Certificates  shall  take any action or cause the Trust Fund to take any action  necessary  to create or maintain the status of each REMIC  created  hereunder as a REMIC under the
REMIC  Provisions  and shall  assist each other as necessary  to create or maintain  such status.  Neither the  Trustee,  to the  extent  directed  or (in the case of a failure  to act) not  directed  by the Trust
Administrator,  nor the Holder of the Residual  Certificates  shall take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any  action  that,  under the
REMIC Provisions,  if taken or not taken, as the case may be, could  (i) endanger the status of each REMIC created  hereunder as a REMIC or (ii) result in the imposition of a tax upon a REMIC  (including,  but not limited  to, the tax on  prohibited  transactions  as defined  in Code  Section 860F(a)(2)  and the tax on prohibited  contributions set forth in Section 860G(d) of  the Code) (either such event, an "Adverse REMIC
Event")  unless the  Trustee  and the Trust  Administrator  have  received  an Opinion of Counsel  (at the expense of the party  seeking to take such  action) to the effect  that the  contemplated  action will not endanger such status or result in the imposition of such a tax.

                  The  Trustee  and the  Trust  Administrator  shall  not take or fail to take any  action
(whether or not  authorized  hereunder) as to which the Master  Servicer,  a Servicer or the Depositor has advised it in writing  that it has  received  an  Opinion of Counsel to the effect  that an Adverse  REMIC
Event could occur with  respect to such action.  In  addition,  prior to taking any action with respect to a REMIC or their  assets,  or  causing  any  REMIC  created  hereunder  to take any  action,  which is not expressly  permitted  under the terms of this  Agreement,  the  Trustee and the Trust  Administrator  will consult with the Master  Servicer,  the Servicers and the Depositor or their designees,  in writing,  with respect to whether  such  action  could cause an Adverse  REMIC  Event to occur with  respect to any REMIC created  hereunder  and the  Trustee and the Trust  Administrator  shall not take any such action or cause that REMIC to take any such action as to which the Master  Servicer,  any  Servicer or the  Depositor  has
advised it in writing that an Adverse REMIC Event could occur.

                  In addition,  prior to taking any action with respect to any REMIC created  hereunder or the assets  therein,  or causing any REMIC  created  hereunder to take any action,  which is not expressly permitted under the terms of this  Agreement,  the Holder of the Residual  Certificates  will consult with the Trust  Administrator or its designee,  in writing,  with respect to whether such action could cause an
Adverse  REMIC Event to occur with respect to any REMIC created  hereunder,  and no such Person shall take any  action or cause  the Trust  Fund to take any such  action  as to which  the Trust  Administrator  has advised it in writing  that an Adverse  REMIC Event could occur.  The Trustee and the Trust  Administrator may consult  with counsel to make such  written  advice,  and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

                  At all times as may be  required  by the  Code,  the Trust  Administrator  will,  to the extent  within its  control  and the scope of its duties  more  specifically  set forth  herein,  maintain substantially  all of the assets of each REMIC created  hereunder as  "qualified  mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g)      In the event that any tax is imposed on "prohibited  transactions" of any REMIC created  hereunder,  as  defined  in  Section 860F(a)(2)  of the Code,  on "net  income  from  foreclosure property" of such REMIC, as defined in Section 860G(c) of  the Code, on any contributions to a REMIC after the  Startup Day  therefor  pursuant to  Section 860G(d) of  the Code,  or any other tax is imposed by the
Code or any  applicable  provisions  of state or local tax  laws,  such tax shall be  charged  (i) to  the related  Servicer,  if such  Servicer has in its sole  discretion  determined  to indemnify the Trust Fund against  such tax or if such tax arises out of or results  from a breach of such  Servicer's  duties under
(x) Section 2.07(j)  of this Agreement to not enter into any  arrangement by which a REMIC would receive a fee or other  compensation  for  services or to permit such REMIC to receive any income from assets  other than "qualified mortgages" or "permitted  investments,"  (y) Section 3.01 of this Agreement to not make or permit any  modification,  waiver or amendment of any  Mortgage  Loan which would cause any REMIC  created hereunder to fail to qualify as a REMIC or result in the  imposition  of any tax under  Section 860F(a) or
Section 860G(d) of  the Code or (z)  Section 3.11(c) of  this Agreement to not cause any  REO Property  to fail to qualify as  "foreclosure  property"  within the  meaning of  Section 860G(a)(8)  of the Code or to subject any REMIC created  hereunder to the imposition of any federal,  state or local income taxes on the income earned from such Mortgaged  Property under  Section 860G(c) of  the Code of otherwise,  (ii) to the
Master  Servicer,  if such tax arises out of or results from a breach by the Master Servicer of any of its obligations  under this  Agreement or if the Master  Servicer  has in its sole  discretion  determined  to indemnify  the Trust Fund against such tax,  (iii) to the Trust  Administrator,  if such tax arises out of or results  from a breach by the Trust  Administrator  of any of its  obligations  under this  Article II,
(iv) to  the  Trustee,  if such tax arises out of or  results  from a breach by the  Trustee of any of its obligations  under this Article II or (v) otherwise  against amounts on deposit in the Collection  Account as provided by Section 3.08 and on the Distribution  Date(s)  following such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the Interest  Distribution  Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

                  In accordance with  Section 2.07(c),  the related  Servicer,  the Master  Servicer,  the
Trustee or the Trust  Administrator,  as applicable,  shall promptly deposit in the Certificate Account or
Collection Account, as applicable, any amount of such tax.

                  For  purposes  of  this  Section 2.07(g),  a tax is  imposed  following  the  final  and unappealable  determination  under the Code of the amount of such tax and  written  notice  thereof by the
Tax Matters Person to the party to be charged.

                  The failure of the Master  Servicer or the related  Servicer to promptly  deposit in the
Certificate  Account or Collection  Account,  as  applicable,  any amount of such tax shall be an Event of
Default, as provided in Section 8.01(b).

                  (h)      The Trust Administrator shall, for federal income tax purposes,  maintain books and records with respect to each REMIC  created  hereunder on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

                  (i)      Following the Startup Day, none of any  Servicer,  the Trustee  (which will act only  at  the  direction  of the  Trust  Administrator  or as  otherwise  specifically  provided  in  this
Agreement)  or the Trust  Administrator  shall  accept any  contributions  of assets to any REMIC  created hereunder unless (subject to Section 2.05)  such Servicer,  the Trustee or the Trust  Administrator  shall have  received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect  that the  inclusion  of such assets in a REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding,  or subject  that REMIC to any tax under the
REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (j)      None of any Servicer,  the Trustee (which will act only at the direction of the
Trust  Administrator or as otherwise  specifically  provided in this Agreement) or the Trust Administrator shall (subject to  Section 2.05)  enter into any  arrangement by which a REMIC will receive a fee or other compensation  for services  nor permit such REMIC to receive any income from assets other than  "qualified mortgages"  as  defined  in  Section 860G(a)(3)  of the Code or  "permitted  investments"  as  defined  in
Section 860G(a)(5) of the Code.

                  (k)      Within 30 days after the Closing Date, the Trust  Administrator  shall apply to the Internal  Revenue Service for an employer  identification  number for each REMIC created  hereunder by means of a Form SS-4 or other  acceptable  means and prepare and file with the  Internal  Revenue  Service
Form 8811,  "Information  Return for Real  Estate  Mortgage  Investment  Conduits  (REMIC)  and Issuers of
Collateralized Debt Obligations" for each REMIC created hereunder.

                  (l)      None of the  Trustee  (which  will  act  only  at the  direction  of the  Trust
Administrator or as otherwise  specifically  provided in this  Agreement),  the Trust  Administrator,  the
Master  Servicer or any  Servicer  shall sell,  dispose of or  substitute  for any of the  Mortgage  Loans
(except in  connection  with  (i) the  default,  imminent  default  or  foreclosure  of a  Mortgage  Loan, including but not limited to, the  acquisition  or sale of a Mortgaged  Property  acquired by deed in lieu of foreclosure,  (ii) the  bankruptcy of any REMIC created hereunder,  (iii) the  termination of any REMIC created  hereunder  pursuant to Article X of this Agreement or (iv) a  purchase of Mortgage Loans pursuant to Article II or III of this  Agreement)  nor acquire  any assets for a REMIC,  nor sell or dispose of any investments in the Collection  Account or the  Certificate  Account for gain nor accept any  contributions to a REMIC  after the  Closing  Date  (a) unless  it has  received  an Opinion of Counsel  that such sale, disposition,  substitution  or  acquisition  will not affect  adversely  the  status of any REMIC  created hereunder  as a REMIC or  (b) unless  the Master  Servicer or such  Servicer  has  determined  in its sole discretion to indemnify the Trust Fund against such tax.

                  (m)      In order to enable the Trust  Administrator  to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trust  Administrator,  within ten days after the Closing Date,  all  information or data that the Trust  Administrator  determines to be relevant for  tax  purposes  to the  valuations  and  offering  prices  of  the  Certificates,  including,  without limitation,  the price, yield,  prepayment assumption and projected cash flows of the Certificates and the
Mortgage  Loans and the Trust  Administrator  shall be entitled to rely upon any and all such  information and data in the  performance  of its duties  set forth  herein.  Thereafter,  the  Master  Servicer  shall provide,  promptly upon request therefor,  any such additional information or data that the Trustee or the
Trust  Administrator  may from time to time  reasonably  request  in order to enable the  Trustee  and the
Trust  Administrator  to  perform  their  duties  as set  forth  herein  and the  Trustee  and  the  Trust
Administrator  shall be entitled to rely upon any and all such  information and data in the performance of its duties set forth herein.  DLJMC shall indemnify the Trust  Administrator  and hold it harmless for any loss,  liability,  damage,  claim or expense of the Trust  Administrator  arising  from any failure of the
Depositor  to  provide,  or  to  cause  to  be  provided,  accurate  information  or  data  to  the  Trust
Administrator  on a  timely  basis.  The  Master  Servicer  shall  indemnify  the  Trustee  and the  Trust
Administrator and hold it harmless for any loss,  liability,  damage,  claim or expense of the Trustee and the Trust  Administrator  arising  from any failure of the Master  Servicer to provide,  or to cause to be provided,  accurate  information or data required to be provided by the Master Servicer to the Trustee and the Trust Administrator on a timely basis;  provided,  however, that if any Servicer shall fail to provide such  information to the Master Servicer upon timely request for such  information by the Master Servicer, that Servicer shall indemnify the Master  Servicer,  the Trustee and the Trust  Administrator  and hold it harmless for any loss,  liability,  damage,  claim or expense of the Master Servicer,  the Trustee and the
Trust  Administrator  arising  from any failure of that  Servicer to provide,  or to cause to be provided, the  information  referred to above on a timely basis.  The  indemnification  provisions  hereunder  shall survive the  termination of this  Agreement and shall extend to any co-trustee and co-trust  administrator appointed pursuant to this Agreement.

                  (n)      The Trust  Administrator  shall  account  for the rights of the  Holders of the
Group 2  Senior  Certificates  and  Class M  Certificates  to  receive  payments  in respect of Basis Risk
Shortfalls  as rights in an interest rate swap contract  written by the  Class 2-X  Certificateholders  in favor  of  the  Holders  of the  Group 2  Senior  Certificates  and  Class M  Certificates  and  not as an
obligation of REMIC IV,  whose obligation to pay such  Certificates  will be subject to a cap equal to the applicable  Net Funds Cap and shall  account for such rights as property  held separate and apart from the regular  interests as required by Treasury  regulation  section  1.860G-2(i).  Any amounts paid in respect of Basis Risk  Shortfalls by REMIC IV  shall be treated as a distribution  to the Class 2-X  Certificates.
In  addition,  the  Class 2-X  Certificateholders  shall be  deemed  to have  entered  into a  contractual arrangement  with the  Class AR and  Class AR-L  Certificateholders  whereby the  Class AR and  Class AR-L
Certificateholders  agree to pay to the Class 2-X  Certificateholders  on each  Distribution  Date amounts that would, in the absence of such contractual  agreement,  be distributable  with respect to the residual interest  in REMIC IV  pursuant  to  Section 4.01(II)(d)(xiii)  (which  amounts are  expected to be zero).
Thus each Group 2 Senior  Certificate and Class M  Certificate shall be treated as representing  ownership of not only  REMIC IV  regular  interests,  but also  ownership  of an interest  in an interest  rate swap contract.  Each  Class 2-X  Certificate  shall  represent  an  obligation  under  an  interest  rate  swap contract.  For  purposes  of  determining  the  issue  price of  REMIC IV  regular  interests,  the  Trust
Administrator shall assume that the interest rate swap contract has a value of $5,000.

                  SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

                  As set forth in Section 2.08 of the Standard Terms.

                                               ARTICLE III

                                       ADMINISTRATION AND SERVICING
                                            OF MORTGAGE LOANS

                  As set forth in ARTICLE III of the Standard Terms.

                                                ARTICLE IV

                              PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01.     Priorities of Distribution.

                  (I)      (A)      On each Distribution  Date, with respect to the Group 1  Certificates, the Trust  Administrator  shall  determine the amounts to be distributed to each Class of  Certificates as follows:

                           (a)      with  respect  to  the   Class 1-A   Certificates   and  the  Residual
         Certificates, from the Available Distribution Amount relating to Loan Group 1:

                                    (i)     first,  concurrently,  to the Class 1-A  Certificates  and the
                  Residual  Certificates,  an amount  allocable to interest equal to the related  Interest
                  Distribution  Amount for such Distribution  Date, any shortfall being allocated pro rata between such  Classes  based on the  Interest  Distribution  Amount that would have been distributed in the absence of such shortfall; and

                                    (ii)    second,  on  each   Distribution   Date,  from  the  Available
                  Distribution   Amount  for  Loan  Group 1   remaining   after   giving   effect  to  the
                  distributions pursuant to  Section 4.01(I)(A)(a)(i) above,  the Group 1 Senior Principal
                  Distribution Amount, as principal, sequentially, as follows:

                                            (A)      first,  to the Class AR  Certificates  and Class AR-L
                           Certificates,  pro rata  based on their  respective  Class  Principal  Balances immediately  prior to such  Distribution  Date,  until their  respective  Class
                           Principal Balances have been reduced to zero; and

                                            (B)      second,  the Group 1  Senior  Principal  Distribution
                           Amount  for  that   Distribution  Date  remaining  after  making  the  payments
                           specified  in  clause  (A)  above,  to  the  Class 1-A-1,   Class 1-A-2-1   and
                           Class 1-A-2-2 Certificates,  pro rata based on their respective Class Principal
                           Balances  immediately prior to such  Distribution  Date, until their respective
                           Class Principal Balances have been reduced to zero;

                           (b)      with respect to the Class 1-B and the Residual Certificates,  from the
         Available  Distribution  Amount  relating  to Loan  Group 1  remaining  after  the  distributions
         pursuant  to   Sections 4.01(I)(A)(a) above,   subject  to  Sections  4.01(I)(C)  below,  to  the
         following Classes in the following order of priority:

                                    (i)     to  the  Class 1-B-1  Certificates,  an  amount  allocable  to
                  interest   equal  to  the  Interest   Distribution   Amount  for  such   Class for  such
                  Distribution Date;

                                    (ii)    to  the  Class 1-B-1  Certificates,  an  amount  allocable  to principal  equal to its Pro Rata  Share  for such  Distribution  Date,  until  the Class
                  Principal Balance of Class 1-B-1 Certificates has been reduced to zero;

                                    (iii)   to  the  Class 1-B-2  Certificates,  an  amount  allocable  to
                  interest   equal  to  the  Interest   Distribution   Amount  for  such   Class for  such
                  Distribution Date;

                                    (iv)    to  the  Class 1-B-2  Certificates,  an  amount  allocable  to principal  equal to its Pro Rata  Share  for such  Distribution  Date,  until  the Class
                  Principal Balance of Class 1-B-2 Certificates has been reduced to zero;

                                    (v)     to  the  Class 1-B-3  Certificates,  an  amount  allocable  to
                  interest   equal  to  the  Interest   Distribution   Amount  for  such   Class for  such
                  Distribution Date;

                                    (vi)    to  the  Class 1-B-3  Certificates,  an  amount  allocable  to principal  equal to its Pro Rata  Share  for such  Distribution  Date,  until  the Class
                  Principal Balance of Class 1-B-3 Certificates has been reduced to zero;

                                    (vii)   to  the  Class 1-B-4  Certificates,  an  amount  allocable  to
                  interest   equal  to  the  Interest   Distribution   Amount  for  such   Class for  such
                  Distribution Date;

                                    (viii)  to  the  Class 1-B-4  Certificates,  an  amount  allocable  to principal  equal to its Pro Rata  Share  for such  Distribution  Date,  until  the Class
                  Principal Balance of Class 1-B-4 Certificates has been reduced to zero;

                                    (ix)    to  the  Class 1-B-5  Certificates,  an  amount  allocable  to
                  interest   equal  to  the  Interest   Distribution   Amount  for  such   Class for  such
                  Distribution Date;

                                    (x)     to  the  Class 1-B-5  Certificates,  an  amount  allocable  to principal  equal to its Pro Rata  Share  for such  Distribution  Date,  until  the Class
                  Principal Balance of Class 1-B-5 Certificates has been reduced to zero;

                                    (xi)    to  the  Class 1-B-6  Certificates,  an  amount  allocable  to
                  interest   equal  to  the  Interest   Distribution   Amount  for  such   Class for  such
                  Distribution Date;

                                    (xii)   to  the  Class 1-B-6  Certificates,  an  amount  allocable  to principal  equal to its Pro Rata  Share  for such  Distribution  Date,  until  the Class
                  Principal Balance of Class 1-B-6 Certificates has been reduced to zero;

                                    (xiii)  to the  Class 1-B-1,  Class 1-B-2,  Class 1-B-3,  Class 1-B-4,
                  Class 1-B-5  and  Class 1-B-6  Certificates,  in  that  order,  up to an  amount  of Net
                  Realized  Losses  for such  Class,  if any;  provided,  however,  that any  distribution pursuant  to this  Section 4.01(I)(A)(e)(xiii)  shall not result in a further  reduction of the Class Principal Balance of any of the Class 1-B Certificates; and

                                    (xiv)   to  the  Class AR-L  Certificates,   any  remaining  Available
                  Distribution  Amount for Loan  Group 1,  (to the extent such amount is held by REMIC I), or to the Class AR  Certificates,  any remaining Available  Distribution Amount for Loan
                  Group 1 (to the extent such amount is held by REMIC IV).

                  (B)      On each  Distribution  Date,  the  amount  referred  to in  clause  (i) of  the definition  of  Interest  Distribution  Amount  for  such  Distribution  Date  for  each  Class of Group 1
Certificates  shall be reduced by the Trust  Administrator by the related Class's pro rata share (based on the amount of the  Interest  Distribution  Amount for each such  Class before  reduction  pursuant to this
Section 4.01(I)(B))  of (i) Net  Prepayment  Interest  Shortfalls  for the Group 1 Mortgage Loans for such
Distribution Date and  (ii) (A) after  the Special Hazard Coverage  Termination Date, with respect to each
Group 1  Mortgage  Loan,  as  applicable,  that was the  subject of Special  Hazard  Loss during the prior calendar  month,  the excess of one  month's  interest  at the  related  Net  Mortgage  Rate on the Stated
Principal  Balance of such Mortgage  Loan as of the Due Date in such month over the amount of  Liquidation
Proceeds  applied as interest on such Mortgage Loan with respect to such month,  (B) after the  Bankruptcy
Coverage  Termination  Date,  with respect to each  Group 1  Mortgage  Loan,  as  applicable,  that became subject to a Bankruptcy  Loss during the prior calendar  month,  the interest  portion of the related Debt
Service  Reduction or Deficient  Valuation,  (C) each Relief Act Reduction for any Group 1  Mortgage Loan, as  applicable,  incurred  during  the  prior  calendar  month  and (D)  after  the  Fraud  Loss  Coverage
Termination  Date,  with respect to each Group 1  Mortgage Loan, as  applicable,  that became a Fraud Loan during the prior  calendar  month the excess of one month's  interest at the related Net Mortgage  Rate on the Stated  Principal  Balance of such  Mortgage  Loan as of the Due Date in such month over the amount of
Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

                  (C)      With respect to each Class of Class 1-B  Certificates,  if on any  Distribution
Date the related  Subordination  Level of such Class is less than such  percentage as of the Closing Date, no distribution of Principal  Prepayments  will be made to any Class or Classes of Class 1-B  Certificates junior to such Class (the  "Restricted Classes") and the amount otherwise  distributable to the Restricted
Classes in  respect  of such  Principal  Prepayments  will be  allocated  among the  remaining  Classes of
Class 1-B Certificates, pro rata, based upon their respective Class Principal Balances.

                  (D)      The Trust  Administrator  shall  distribute the Mortgage Loan Purchase Price of any  Optional  Termination  of Loan  Group 1  in excess of the Par Value to the  holder of the  Class AR-L
Certificate.

                  (II)     With respect to the Group 2 Certificates:

                           (a)      On each Distribution  Date, the Trust  Administrator  shall distribute the Interest Remittance Amount for such date in the following order of priority:

                                    (i)     To the Swap Account for payment to the Swap  Counterparty,  an amount equal to the sum of (1) any Net Swap Payment  owed to the Swap  Counterparty  for the related  Swap  Payment  Date and (2) any Swap  Termination  Payment owed to the Swap
                  Counterparty  not due to a Swap  Counterparty  Trigger Event (which amount shall include any such Swap Termination Payments remaining unpaid from a prior Swap Payment Date).

                                    (ii)    to  the  Group 2  Senior  Certificates,   pro  rata  based  on
                  amounts  due,  Current  Interest and any  Carryforward  Interest for such Class and such
                  Distribution Date;

                                    (iii)   to the  Class 2-M-1  Certificates,  Current  Interest  and any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (iv)    to the  Class 2-M-2  Certificates,  Current  Interest  and any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (v)     to the  Class 2-M-3  Certificates,  Current  Interest  and any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (vi)    to the  Class 2-M-4  Certificates,  Current  Interest  and any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (vii)   to the  Class 2-M-5  Certificates,  Current  Interest  and any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (viii)  to the  Class 2-M-6  Certificates,  Current  Interest  and any
                  Carryforward Interest for such Class and such Distribution Date;

                                    (ix)    to the  Class 2-M-7  Certificates,  Current  Interest  and any
                  Carryforward Interest for such Class and such Distribution Date; and

                                    (x)     for  application as part of Monthly  Excess  Cashflow for such
                  Distribution  Date as provided in  Section 4.01(II)(d),  any Interest  Remittance Amount
                  remaining after application pursuant to Section 4.01(II)(a)(i) through (ix) above.

                           (b)      On each  Distribution  Date (A) prior to the Stepdown Date or (B) with respect to which a Trigger  Event is in effect,  the Trust  Administrator  shall  distribute  the
         Principal Payment Amount for Loan Group 2 for such date in the following order of priority:

                                    (i)     to the Swap  Account  for  payment  to the Swap  Counterparty, any unpaid Swap  Termination  Payment  owed to the Swap  Counterparty  not due to a Swap
                  Counterparty Trigger Event;

                                    (ii)    to the Group 2  Senior  Certificates,  pro rata based on their respective Class Principal  Balances  immediately prior to such Distribution Date, until their  respective  Class  Principal  Balances  have  been  reduced  to  zero;  provided,
                  however,   that  the  aggregate   amount  that  would  otherwise  be  allocable  to  the
                  Class 2-A-2-1  Certificates and Class 2-A-2-2 Certificates on any Distribution Date will
                  instead  be   distributed   sequentially,   to  the   Class 2-A-2-1   Certificates   and
                  Class 2-A-2-2  Certificates,  in that  order,  in each case  until  its Class  Principal
                  Balance has been reduced to zero;

                                    (iii)   to the  Class 2-M-1  Certificates,  until its Class  Principal
                  Balance has been reduced to zero;

                                    (iv)    to the  Class 2-M-2  Certificates,  until its Class  Principal
                  Balance has been reduced to zero;

                                    (v)     to the  Class 2-M-3  Certificates,  until its Class  Principal
                  Balance has been reduced to zero;

                                    (vi)    to the  Class 2-M-4  Certificates,  until its Class  Principal
                  Balance has been reduced to zero;

                                    (vii)   to the  Class 2-M-5  Certificates,  until its Class  Principal
                  Balance has been reduced to zero;

                                    (viii)  to the  Class 2-M-6  Certificates,  until its Class  Principal
                  Balance has been reduced to zero;

                                    (ix)    to the  Class 2-M-7  Certificates,  until its Class  Principal
                  Balance has been reduced to zero; and

                                    (x)     for  application as part of Monthly  Excess  Cashflow for such
                  Distribution  Date, as provided in  Section 4.01(II)(d),  any Principal  Payment  Amount
                  remaining after application pursuant to Section 4.01(II)(b)(i) through (ix) above.

                           (c)      On each  Distribution  Date  (A) on  or after  the  Stepdown  Date and
         (B) with  respect  to which a  Trigger  Event is not in  effect,  the Trust  Administrator  shall distribute  the Principal  Payment  Amount for Loan Group 2 for such date in the following  order of priority:

                                    (i)     to the Swap  Account  for  payment  to the Swap  Counterparty, any unpaid Swap  Termination  Payment  owed to the Swap  Counterparty  not due to a Swap
                  Counterparty Trigger Event;

                                    (ii)    to the Group 2  Senior  Certificates,  pro rata based on their respective Class Principal  Balances  immediately prior to such  Distribution  Date, the sum of (1) the  Group 2 Senior  Principal  Payment  Amount and (2) the  component of the
                  Principal Remittance Amount representing  payments,  if any, under the Swap Agreement to cover  Realized  Losses on the Group 2  Mortgage  Loans,  until their  respective  Class
                  Principal  Balances  have been reduced to zero;  provided,  however,  that the aggregate amount  that  would  otherwise  be  allocable  to  the  Class 2-A-2-1  Certificates  and
                  Class 2-A-2-2  Certificates  on  any  Distribution  Date  will  instead  be  distributed sequentially,  to the  Class 2-A-2-1  Certificates and  Class 2-A-2-2  Certificates,  in
                  that order, in each case until its Class Principal Balance has been reduced to zero;

                                    (iii)   to the Class 2-M-1  Certificates,  the  Class 2-M-1  Principal
                  Payment Amount for such  Distribution  Date, until its Class Principal  Balance has been reduced to zero;

                                    (iv)    to the Class 2-M-2  Certificates,  the  Class 2-M-2  Principal
                  Payment Amount for such  Distribution  Date,  until the Class Principal  Balance of such
                  Class has been reduced to zero;

                                    (v)     to the Class 2-M-3  Certificates,  the  Class 2-M-3  Principal
                  Payment Amount for such  Distribution  Date,  until the Class Principal  Balance of such
                  Class has been reduced to zero;

                                    (vi)    to the Class 2-M-4  Certificates,  the  Class 2-M-4  Principal
                  Payment Amount for such  Distribution  Date,  until the Class Principal  Balance of such
                  Class has been reduced to zero;

                                    (vii)   to the Class 2-M-5  Certificates,  the  Class 2-M-5  Principal
                  Payment Amount for such  Distribution  Date,  until the Class Principal  Balance of such
                  Class has been reduced to zero;

                                    (viii)  to the Class 2-M-6  Certificates,  the  Class 2-M-6  Principal
                  Payment Amount for such  Distribution  Date,  until the Class Principal  Balance of such
                  Class has been reduced to zero;

                                    (ix)    to the Class 2-M-7  Certificates,  the  Class 2-M-7  Principal
                  Payment Amount for such  Distribution  Date,  until the Class Principal  Balance of such
                  Class has been reduced to zero; and

                                    (x)     for  application as part of Monthly  Excess  Cashflow for such
                  Distribution  Date, as provided in  Section 4.01(II)(d),  any Principal  Payment  Amount
                  remaining after application pursuant to Section 4.01(II)(c)(i) through (ix) above.

                           (d)      On each Distribution  Date, the Trust  Administrator  shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

                                    (i) (A) until  the  aggregate  Class  Principal  Balance  of the LIBOR
                      Certificates  equals the  Aggregate  Loan Group  Balance  for Loan  Group 2 for such
                      Distribution  Date  minus  the  Targeted   Overcollateralization   Amount  for  such
                      Distribution  Date,  on each  Distribution  Date  (x) prior to the Stepdown  Date or
                      (y) with  respect to which a Trigger  Event is in  effect,  to the extent of Monthly
                      Excess  Interest for such  Distribution  Date, to the Group 2  Certificates,  in the
                      following order of priority:

                                            (1)      to the Group 2  Senior  Certificates,  pro rata based
                               on their  respective  Class Principal  Balances  immediately  prior to such
                               Distribution  Date, until their  respective  Class Principal  Balances have been reduced to zero;  provided,  however,  that the aggregate  amount that
                               would  otherwise  be  allocable  to  the  Class 2-A-2-1   Certificates  and
                               Class 2-A-2-2  Certificates  on  any  Distribution  Date  will  instead  be
                               distributed   sequentially,   to   the   Class 2-A-2-1   Certificates   and
                               Class 2-A-2-2  Certificates,  in that  order,  in each case until its Class
                               Principal Balance has been reduced to zero;

                                            (2)      to the  Class 2-M-1  Certificates,  until  its  Class
                               Principal Balance has been reduced to zero;

                                            (3)      to the  Class 2-M-2  Certificates,  until  its  Class
                               Principal Balance has been reduced to zero;

                                            (4)      to the  Class 2-M-3  Certificates,  until  its  Class
                               Principal Balance has been reduced to zero;

                                            (5)      to the  Class 2-M-4  Certificates,  until  its  Class
                               Principal Balance has been reduced to zero;

                                            (6)      to the  Class 2-M-5  Certificates,  until  its  Class
                               Principal Balance has been reduced to zero;

                                            (7)      to the  Class 2-M-6  Certificates,  until  its  Class
                               Principal Balance has been reduced to zero;

                                            (8)      to the  Class 2-M-7  Certificates,  until  its  Class
                               Principal Balance has been reduced to zero;

                                            (B)      on  each   Distribution  Date  (x) on  or  after  the
                           Stepdown  Date and (y) with  respect to which a Trigger Event is not in effect, to fund any principal  distributions  required to be made on such  Distribution
                           Date set forth above in  Section 4.01(II)(c) above,  after giving effect to the distribution  of the  Principal  Payment  Amount  for  Loan  Group 2  for  such
                           Distribution Date, in accordance with the priorities set forth therein;

                                    (ii)    to the  Class 2-A-1  Certificates,  any  Deferred  Amount  for
                  such Class;

                                    (iii)   to  the  Class 2-A-2-1  and  Class 2-A-2-2  Certificates,  pro
                  rata, based on amounts owed, and Deferred Amounts for such Classes;

                                    (iv)    to the  Class 2-A-3  Certificates,  any  Deferred  Amount  for
                  such Class;

                                    (v)     to the  Class 2-M-1  Certificates,  any  Deferred  Amount  for
                  such Class;

                                    (vi)    to the  Class 2-M-2  Certificates,  any  Deferred  Amount  for
                  such Class;

                                    (vii)   to the  Class 2-M-3  Certificates,  any  Deferred  Amount  for
                  such Class;

                                    (viii)  to the  Class 2-M-4  Certificates,  any  Deferred  Amount  for
                  such Class;

                                    (ix)    to the  Class 2-M-5  Certificates,  any  Deferred  Amount  for
                  such Class;

                                    (x)     to the  Class 2-M-6  Certificates,  any  Deferred  Amount  for
                  such Class;

                                    (xi)    to the  Class 2-M-7  Certificates,  any  Deferred  Amount  for
                  such Class;

                                    (xii)   to  the  Group 2  Senior  Certificates,   pro  rata  based  on
                  amounts due, any Basis Risk Shortfall due and owing for each such Class;

                                    (xiii)  to the  Class 2-M-1  Certificates,  any Basis  Risk  Shortfall
                  due and owing for such Class;

                                    (xiv)   to the  Class 2-M-2  Certificates,  any Basis  Risk  Shortfall
                  due and owing for such Class;

                                    (xv)    to the  Class 2-M-3  Certificates,  any Basis  Risk  Shortfall
                  due and owing for such Class;

                                    (xvi)   to the  Class 2-M-4  Certificates,  any Basis  Risk  Shortfall
                  due and owing for such Class;

                                    (xvii)  to the  Class 2-M-5  Certificates,  any Basis  Risk  Shortfall
                  due and owing for such Class;

                                    (xviii) to the  Class 2-M-6  Certificates,  any Basis  Risk  Shortfall
                  due and owing for such Class;

                                    (xix)   to the  Class 2-M-7  Certificates,  any Basis  Risk  Shortfall
                  due and owing for such Class;

                                    (xx)    to the Swap  Account  for  payment  to the Swap  Counterparty, any  Swap  Termination  Payment  owed  to the  Swap  Counterparty  that is due to a Swap
                  Counterparty Trigger Event;

                                    (xxi)   to the Class 2-X  Certificates,  the  Class 2-X  Distributable
                  Amount for such Distribution Date; and

                                    (xxii)  to  the   Class AR   Certificates,   any   remaining   amount;
                  provided,  however,  that any  amount  that  would  be  distributable  pursuant  to this priority  (xxii) shall not be paid with respect to the Class AR  Certificates  but shall be paid instead with respect to the Class 2-X  Certificates  pursuant to a contract that exists under this Agreement  between the Class AR  Certificateholders  and the Class 2-X
                  Certificateholders.

                           (e)      The Trust  Administrator  shall  distribute the Mortgage Loan Purchase
         Price of any  Optional  Termination  of Loan  Group 2 in excess of the Par Value to the holder of the Class AR-L Certificate.

                  (III)    (a)      Prior to the  distributions  described  in Sections  4.01(I) and (II), the following distributions shall be deemed to have been made:

                                    (i)     from  REMIC I  to  REMIC IV,  as the  holder  of  the  REMIC I
                  Regular  Interests,  and to  Holders  of  the  Class AR-L  Certificates  in  respect  of
                  Component I  thereof,  from the  REMIC I  Available  Distribution  Amount,  the  REMIC I
                  Distribution  Amount in the amounts,  from the sources and with the  character set forth in the definition  thereof in respect of the REMIC I  Regular  Interests and Component I of the Class AR-L Certificates as set forth therein; and

                                    (ii)    from  REMIC II  to  REMIC IV,  as the  holder of the  REMIC II
                  Regular  Interests,  and to  Holders  of  the  Class AR-L  Certificates  in  respect  of
                  Component II  thereof,  from the REMIC II  Available  Distribution  Amount, the REMIC II
                  Distribution  Amount in the amounts,  from the sources and with the  character set forth
                  in  the  definition   thereof  in  respect  of  the  REMIC II   Regular   Interests  and
                  Component II of the Class AR-L Certificates as set forth therein.

                                    (iii)   from  REMIC III  to  REMIC IV,  as the holder of the  REMIC II
                  Regular  Interests,  and to  Holders  of  the  Class AR-L  Certificates  in  respect  of
                  Component III  thereof, from the REMIC III Available  Distribution Amount, the REMIC III
                  Distribution  Amount in the amounts,  from the sources and with the  character set forth
                  in  the  definition   thereof  in  respect  of  the  REMIC III   Regular  Interests  and
                  Component III of the Class AR-L Certificates as set forth therein.

                           (b)      Notwithstanding  the  distributions  on the  REMIC  Regular  Interests described in this  Section 4.01(III),  distribution of funds from the  Certificate  Account shall be made only in accordance with Sections 4.01(I) and (II).

                  (IV)     On each  Distribution  Date, the Trust  Administrator  shall  distribute to the
Holder of the Class P  Certificates,  the aggregate of all Assigned Prepayment Premiums for Mortgage Loans
collected or paid by each applicable Servicer with respect to the related Prepayment Period.

                  SECTION 4.02.     Allocation of Losses.

                  (a)      Realized  Losses on the Mortgage Loans in each of Loan Group 1  incurred during a calendar  month shall be  allocated by the Trust  Administrator  to the Classes of  Certificates  on the
Distribution Date in the next calendar month as follows:

                           (i)      any  Realized  Loss,  other than an Excess  Loss,  shall be  allocated
         first,   to  the   Class 1-B   Certificates,   in  decreasing   order  of  their   alphanumerical
         Class designations  (beginning with the  Class 1-B-6  Certificates),  until the respective  Class
         Principal  Balance of each such  Class has been  reduced to zero,  and  second,  to the Class 1-A
         Certificates,  pro rata, on the basis of their  respective  Class Principal  Balances,  until the respective  Class  Principal  Balance  of each such  Class has been  reduced  to zero;  provided, however,  that  Realized  Losses on the Group 1  Loans that would  otherwise  be allocated to the
         Class 1-A-2-1  and  Class 1-A-2-2  Certificates in the aggregate will instead be allocated first, to the  Class 1-A-2-2  Certificates,  until its Class Principal Balance has been reduced to zero, and  second,  to the  Class 1-A-2-1  Certificates,  until its Class  Principal  Balance  has been reduced to zero; and

                           (ii)     Excess  Losses in  respect of  principal  for  Mortgage  Loans in Loan
         Group 1 will be allocated  among all  Class 1-A  and  Class 1-B  Certificates,  pro rata based on their respective Class Principal Balances.

                  (b)      On each  Distribution  Date, if the aggregate  Class  Principal  Balance of all
Group 1 and  Class 1-B  Certificates  exceeds  the  Aggregate  Loan Group  Balance for Loan Group 1 (after giving effect to  distributions  of principal and the  allocation  of all losses to such  Certificates  on such  Distribution  Date),  such excess will be deemed a principal loss and will be allocated by the Trust
Administrator to the most junior Class of Class 1-B Certificates then outstanding.

                  (c)      Any Realized Loss allocated to a Class of  Certificates or any reduction in the
Class Principal Balance of a Class of Certificates pursuant to  Section 4.02(b) shall  be allocated by the
Trust  Administrator  among the Certificates of such Class in  proportion to their respective  Certificate
Balances.

                  (d)      Any allocation by the Trust  Administrator  of Realized Losses to a Certificate
or any  reduction  in the  Certificate  Balance of a  Certificate  pursuant  to  Section 4.02(b) shall  be accomplished by reducing the Certificate  Balance thereof,  immediately  following the distributions  made on the related Distribution Date in accordance with the definition of "Certificate Balance."

                  (e)      On each Distribution  Date, the Trust  Administrator  shall determine the total
Applied Loss Amount with respect to the Group 2  Certificates,  if any, for such  Distribution  Date.  The
Applied Loss Amount with respect to the Group 2  Certificates for any  Distribution  Date shall be applied by reducing the Class Principal Balance of each Class of LIBOR  Certificates,  beginning with the Class of
Class M  Certificates,  then outstanding with the lowest relative payment priority, in each case until the respective  Class Principal  Balance thereof has been reduced to zero, or if no Class M  Certificates  are then  outstanding,  the Class 2-A-3  Certificates,  until its Class Principal  Balance has been reduced to zero, or if the Class 2-A-3  Certificates are no longer  outstanding,  the Class 2-A-2-1 and Class 2-A-2-2
Certificates,  pro rata based on their  respective  Class  Principal  Balances,  in each case until  their respective  Class Principal  Balances have been reduced to zero, or if the Class 2-A-2-1 or  Class 2-A-2-2
Certificates are no longer outstanding,  the Class 2-A-1  Certificates,  until its Class Principal Balance has been reduced to zero.  Any Applied Loss Amount  allocated  to a Class of LIBOR  Certificates  shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

                  (f)      All Realized  Losses on the Group 1  Mortgage  Loans shall be allocated on each
Distribution  Date to the REMIC I  Regular  Interests as provided in the  definition  of REMIC I  Realized
Losses.

                  (g)      All Realized  Losses on the Group 2  Mortgage  Loans shall be allocated on each
Distribution  Date to the REMIC II  Regular  Interests and REMIC III Regular  Interests as provided in the definitions of REMIC II Realized Losses and REMIC III Realized Losses, respectively.

                  (h)      Realized  Losses  on the  Group 2  Mortgage  Loans  that are not  Applied  Loss
Amounts  shall be deemed  allocated  to the  Class 2-X  Certificates.  Realized  Losses  allocated  to the
Class 2-X  Certificates  shall, be allocated  between the REMIC IV Regular  Interests 2-X-IO and 2-X-PO as provided in the definition of Realized Losses.

                  (i)      Realized Losses shall be allocated among the REMIC I,  REMIC II,  REMIC III and
REMIC IV  Regular  Interests as specified in the definition of Realized  Losses and, as to REMIC I Regular
Interests,  REMIC II Regular  Interests and REMIC III  Regular  Interests,  in the  definitions of REMIC I
Realized Losses, REMIC II Realized Losses and REMIC III Realized Losses, respectively.

                  SECTION 4.03.     Recoveries.

                  (a)      With respect to any Class of  Certificates  to which a Realized Loss or Applied
Loss Amount,  as  applicable,  has been allocated  (including  any such Class for  which the related Class
Principal  Balance  has been  reduced  to  zero),  the  Class  Principal  Balance  of such  Class will  be increased, up to the amount of related Recoveries for such Distribution Date as follows:

                           (i)      with respect to Recoveries on Group 1 Mortgage Loans,

                                    (A)     first,  the Class  Principal  Balance  of each Class of Senior
                  Certificates  related to the Loan Group from which the Recovery was  collected,  will be increased  pro rata,  up to the  amount of Net  Recovery  Realized  Losses for each such
                  Class, and

                                    (B)     second,   the  Class  Principal   Balance  of  each  Class  of
                  Class 1-B Certificates will be increased in order of seniority,  up to the amount of Net
                  Recovery Realized Losses for each such Class; or

                           (ii)     with  respect to  Recoveries  on  Group 2  Mortgage  Loans,  the Class
         Principal Balance of the LIBOR  Certificates  will be increased in order of seniority,  up to the
         Deferred  Amount  such Class is  entitled  to receive  pursuant  to  Section 4.01(II)(d) on  such
         Distribution  Date prior to giving  effect to payments  pursuant to  Section 4.01(II)(d) on  such
         Distribution Date.

                  (b)      Any increase to the Class Principal  Balance of a Class of  Certificates  shall increase  the  Certificate  Balance of the  related  Class pro rata in  accordance  with each  Certificate
Percentage Interest.

                  SECTION 4.04.     Monthly Statements to Certificateholders.

                  As set forth in Section 4.04 of the Standard Terms.

                  SECTION 4.05.     Servicer to Cooperate.

                  As set forth in Section 4.05 of the Standard Terms.

                  SECTION 4.06.     [Reserved].

                  SECTION 4.07.     [Reserved].

                  SECTION 4.08.     Supplemental Interest Trust.

                  (a)      A separate trust is hereby  established (the  "Supplemental  Interest  Trust"), the corpus of which shall be held by the  Supplemental  Interest Trust Trustee,  in trust, for the benefit of the  holders of the  Group 2  Certificates.  On the  Closing  Date,  the  Supplemental  Interest  Trust
Trustee  shall  establish  and maintain in its name, a separate  account for the benefit of the holders of the Group 2 Certificates (the "Supplemental  Interest Account").  The Supplemental  Interest Account shall be an Eligible  Account,  and funds on deposit  therein shall be held  separate and apart from,  and shall not be  commingled  with,  any other  moneys,  including,  without  limitation,  other moneys of the Trust
Administrator held pursuant to this Agreement.

                  (b)      The Trust  Administrator  shall deposit into the Supplemental  Interest Account the amounts set forth in  Section 4.01(II)(a),  (b), (c) and (d). The Supplemental  Interest Trust Trustee
shall  deposit  into the  Supplemental  Interest  Account  any Net Swap  Payments  received  from the Swap
Counterparty.  On any Swap  Payment  Date on which a Net Swap  Payment  is owed to the Swap  Counterparty, the Supplemental  Interest Trust Trustee shall withdraw from the  Supplemental  Interest Account an amount equal to such Net Swap  Payment and pay such amount to the Swap  Counterparty.  On each Swap  Payment Date on which a Net Swap Payment is owed to the Trust Fund,  the  Supplemental  Interest  Trust  Trustee  shall withdraw  from the  Supplemental  Interest  Account an amount  equal to such Net Swap Payment and pay such amount  to the Trust  Fund for  distribution  on the  related  Distribution  Date in  accordance  with the provisions of subparagraph (f) of this Section 4.08.

                  (c)      Funds in the  Supplemental  Interest  Account  shall be  invested  in  Eligible
Investments,  which shall  mature not later than the  Business  Day prior to the Swap  Payment  Date.  The
Depositor  shall  direct the  Supplemental  Interest  Trust  Trustee in  writing as to the  investment  of amounts in the  Supplemental  Interest  Account.  In the absence of such written  direction,  all funds in the  Supplemental  Interest  Account may be invested by the  Supplemental  Interest  Trust  Trustee in the
Wells Fargo  Advantage  Prime Money Market Fund or any successor  fund.  The  Supplemental  Interest Trust
Trustee shall have no liability for losses on  investments in Eligible  Investments  made pursuant to this
Section 4.08(c)  (other than as obligor on any such  investments).  Any earnings on such amounts  shall be distributed on each Distribution Date pursuant to paragraph (f) of this Section 4.08.

                  (d)      Upon  termination  of the Trust  Fund and after  payment  of any  moneys to the holders of the Group 2  Certificates  as  provided  in  paragraph (f)  of this  Section 4.08,  any amounts remaining in the  Supplemental  Interest  Account after payment of amounts owing to the Swap  Counterparty shall be distributed to the holder of the Class 2-X Certificates.

                  (e)      The Trust  Administrator  is hereby  directed,  as Supplemental  Interest Trust
Trustee,  and  not in its  individual  capacity,  on or  prior  to the  Closing  Date,  on  behalf  of the
Supplemental  Interest Trust,  to enter into and assume the obligations  under the Swap Agreement with the
Swap  Counterparty  for the benefit of the Holders of the Group 2  Certificates,  in the form presented to it by the Depositor.  Neither the Trust  Administrator nor the Supplemental  Interest Trust Trustee shall, individually  or  personally,  have any  liability  to  perform  any  covenant  either  express or implied contained  in the  Swap  Agreement  and  under  no  circumstance  shall  the  Trust  Administrator  or the
Supplemental  Interest  Trust Trustee be personally  liable for the payment of any amounts  payable by the
Supplemental  Interest Trust under the Swap Agreement or any expenses of the  Supplemental  Interest Trust or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or undertaken by the  Supplemental  Interest  Trust under the Swap  Agreement.  None of the Master  Servicer,
Trustee,  Trust  Administrator  or  Supplemental  Interest  Trust  Trustee  shall have a duty to review or otherwise determine the adequacy of the Swap Agreement (or any amendment or supplement thereto).

                  (f)      On each  Distribution  Date,  the  Trust  Administrator  shall  distribute  any amounts it receives  from the  Supplemental  Interest  Account in respect of the related Net Swap  Payment owed by the Swap Counterparty to the Group 2 Certificates in the following order of priority:

                           (1)      to the Group 2  Senior  Certificates,  pro rata based on the amount of any unpaid Current  Interest and Carryforward  Interest,  to the extent not paid from the Group 2
         Interest Remittance Amount;

                           (2)      sequentially,   to   the   Class 2-M-1,    Class 2-M-2,   Class 2-M-3,
         Class 2-M-4,  Class 2-M-5,  Class 2-M-6 and Class 2-M-7  Certificates,  in that order, any unpaid
         Current  Interest and  Carryforward  Interest,  to the extent not paid from the Group 2  Interest
         Remittance Amount;

                           (3)      to the Principal  Remittance Amount, the Net Cumulative  Realized Loss
         Amount for such Distribution Date;

                           (4)      first,  to the Class 2-A-1  Certificates  any Deferred Amount for such
         Class,  second,  to the Class  2-A-2-1 and Class  2-A-2-2  Certificates,  pro rata,  any Deferred
         Amount  for  such  Classes,  weighted  based  on the  amounts  due;  third,  to the  Class  2-A-3
         Certificates,  any  Deferred  Amount for such Class  fourth,  sequentially,  to the  Class 2-M-1,
         Class 2-M-2,  Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in
         that order,  any  Deferred  Amount for such  Classes,  in each case such  amounts will be applied prior to giving  effect to  amounts  available  to be paid in respect of  Deferred  Amounts  from
         Monthly Excess Cashflow;

                           (5)      to the Group 2  Senior  Certificates,  the amount of any unpaid  Basis
         Risk  Shortfalls for such Class,  pro rata,  weighted based on the amounts due, in each case such amounts  will be applied  prior to giving  effect to amounts  available  to be paid in respect of
         Basis Risk Shortfalls from Monthly Excess Cashflow;

                           (6)      sequentially,   to   the   Class 2-M-1,    Class 2-M-2,   Class 2-M-3,
         Class 2-M-4,  Class 2-M-5, Class 2-M-6 and Class 2-M-7 Certificates, in that order, the amount of any unpaid  Basis Risk  Shortfalls  for such  class,  in each case such  amounts  will be applied prior to giving effect to amounts  available to be paid in respect of Basis Risk  Shortfalls from
         Monthly Excess Cashflow; and

                           (7)      to the Class 2-X Certificates.

                  (g) The Supplemental  Interest Trust Trustee shall deliver to the Swap  Counterparty the notice  contemplated  by Paragraph  7(i) of the Credit  Support Annex  attached to the Swap  Agreement (as modified by Paragraph 13 of the Credit Support Annex) if the Swap  Counterparty  fails to make,  when due, any Transfer of Eligible  Collateral,  Posted Collateral or the Interest Amount (as such terms are defined in the Swap  Agreement)  required to be made by the Swap  Counterparty.  The  Supplemental  Interest Trust
Trustee  shall  deliver such notice no later than 1:00 p.m.  eastern time on the Business Day  immediately following any such failure by the Swap Counterparty.

                  SECTION 4.09.     Rights of Swap Counterparty.

                  The Swap  Counterparty  shall be deemed a third-party  beneficiary  of this Agreement to the same  extent as if it were a party  hereto and shall have the right to enforce  its rights  under this
Agreement.  For the protection and  enforcement of the provisions of this Section,  the Swap  Counterparty shall be entitled to relief as can be given either at law or in equity.

                  SECTION 4.10.     Replacement Swap Counterparty.

                  (a)      In the event that the  Supplemental  Interest Trust  Trustee,  on behalf of the
Supplemental  Interest Trust,  and at the direction of the Depositor,  enters into a replacement  interest rate swap agreement with a replacement swap  counterparty  (the  "Replacement  Swap  Counterparty"),  then
(a) to the extent that the  Supplemental  Interest  Trust  would be  required  to make a Swap  Termination
Payment to the Swap  Counterparty and (b) to the extent the Replacement Swap  Counterparty  pays to assume the  rights  and  obligations  of the  Swap  Counterparty  under  the  Swap  Agreement  (the  "Replacement
Payment"),  the Supplemental Interest Trust Trustee, on behalf of the Supplemental Interest Trust, and the
Swap  Counterparty  agree that such Replacement  Payment shall be paid to the Swap Counterparty and shall, only  to the  extent  actually  paid  by the  Replacement  Swap  Counterparty  to the  Swap  Counterparty,
constitute  satisfaction  in full of the  obligations  of the  Supplemental  Interest  Trust  to the  Swap
Counterparty in respect of the assignment of the outstanding  transaction  under the Swap Agreement to the
Replacement  Swap  Counterparty  or  the  replacement  of  such  transaction  with  the  Replacement  Swap
Counterparty.  In addition,  upon  termination  of the Swap  Counterparty  and to the extent that the Swap
Counterparty  would be required to make a Swap  Termination  Payment to the  Supplemental  Interest Trust,
such Swap  Termination  Payment shall be deposited into the Supplement  Interest Account and shall be used to make any upfront payment required to be made to a Replacement Swap Counterparty.

                  (b)      Notwithstanding  anything to the contrary contained herein, in the event that a replacement  swap  agreement is not obtained  within 30 days after  receipt by the  Supplemental  Interest
Trust Trustee of the Swap Termination  Payment paid by the terminated Swap Counterparty,  the Supplemental
Interest  Trust  Trustee  shall  deposit  such Swap  Termination  Payment into the  Supplemental  Interest
Account and the Supplemental  Interest Trust Trustee shall, on each Distribution Date,  withdraw from such
Supplemental  Interest  Account,  an amount equal to the Net Swap  Payment,  if any,  that would have been paid to the  Supplemental  Interest Trust by the original Swap  Counterparty  (computed in accordance with the terms of the original Swap Agreement) and distribute  such amount in accordance  with  Section 4.01 of this Agreement.

                                                ARTICLE V

                              ADVANCES BY THE MASTER SERVICER AND SERVICERS

                             As set forth in ARTICLE V of the Standard Terms.

                                                ARTICLE VI

                                             THE CERTIFICATES

                            As set forth in ARTICLE VI of the Standard Terms.

                                               ARTICLE VII

                                  THE DEPOSITOR, THE SELLER, THE MASTER
            SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE MODIFICATION OVERSIGHT AGENT

                            As set forth in ARTICLE VII of the Standard Terms.

                                               ARTICLE VIII

                                                 DEFAULT

                           As set forth in ARTICLE VIII of the Standard Terms.

                                                ARTICLE IX

                                          CONCERNING THE TRUSTEE

                            As set forth in ARTICLE IX of the Standard Terms.

                                                ARTICLE X

                                    CONCERNING THE TRUST ADMINISTRATOR

                             As set forth in ARTICLE X of the Standard Terms.

                                                ARTICLE XI

                                               TERMINATION

                  SECTION 11.01.    Termination upon Liquidation or Purchase of all Mortgage Loans.

                  The obligations and responsibilities of the Master Servicer,  the Special Servicer,  the
Modification  Oversight  Agent,  the  Servicers,  the  Seller,  the  Depositor,  the Trustee and the Trust
Administrator  created  hereby with respect to the related Loan Group(s)  created  hereby shall  terminate upon the earlier of:

                  (a)      (i)      with  respect to the  Pass-Through  Loan  Group,  the  purchase by the
         Terminating  Entity,  at its election,  of all Mortgage Loans in the Pass-Through  Loan Group and
         all  property  acquired in respect of any  remaining  Mortgage  Loan in the Related  Pass-Through
         Loan Group,  which purchase right the  Terminating  Entity may exercise at its sole and exclusive election as of any  Distribution  Date (such  applicable  Distribution  Date with respect to such
         Mortgage  Loans being  herein  referred to as the  "Optional  Termination  Date") on or after the date on which the aggregate  Principal  Balance of the Mortgage  Loans in the  Pass-Through  Loan
         Group,  at the time of the  purchase  is less  than or equal to 5% of the  Aggregate  Loan  Group
         Balance of the Pass-Through Loan Group as of the Cut-off Date; or

                           (ii)     with  respect  to  the  Floater  Loan  Group,   the  purchase  by  the
         Terminating  Entity,  at its election,  of all Mortgage  Loans in such Floater Loan Group and all property  acquired in respect of any remaining  Mortgage  Loan in such Floater Loan Group,  which purchase right the Terminating  Entity may exercise at its sole and exclusive  election as of any
         Distribution  Date (such applicable  Distribution  Date with respect to such Mortgage Loans being herein  referred  to as the  "Optional  Termination  Date")  on or after  the  date on which  the aggregate  Principal  Balance of the Mortgage  Loans in such  Floater Loan Group,  at the time of the purchase is less than or equal to 10% of the  Aggregate  Loan Group  Balance for such Floater
         Loan Group as of the Cut-off Date.

                  (b)      the later of  (i) twelve  months after the maturity of the last  Mortgage  Loan remaining  in the Trust Fund,  (ii) the  liquidation  (or any advance  with  respect  thereto) of the last
Mortgage  Loan  remaining  in the  Trust  Fund  and the  disposition  of all  REO Property  and  (iii) the distribution  to  Certificateholders  of all amounts  required to be  distributed to them pursuant to this
Agreement; or

                  (c)      with  respect to the  Floater  Loan  Group,  the  purchase  by the  Terminating
Auction  Purchaser of all Mortgage  Loans in such Floater Loan Group and all property  acquired in respect of any remaining  Mortgage  Loan in such Floater Loan Group (with respect to such Floater Loan Group,  the
"Trust Collateral") as described below.

                  In no event  shall the trust  created  hereby  continue  beyond  the  earlier of (i) the expiration  of 21 years from the death of the last survivor of the  descendants  of Mr. Joseph P. Kennedy, former  Ambassador  of the  United  States  to Great  Britain,  living  on the date of  execution  of this
Agreement or (ii) the  Distribution  Date following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

                  The "Mortgage Loan Purchase Price" for any such Optional  Termination  shall be equal to the  greater of (a) the  sum of  (i) 100% of the Stated  Principal  Balance of each  Mortgage  Loan in the applicable  Loan  Group(s) (other  than in respect  of  REO Property)  plus  accrued  and unpaid  interest thereon from the date to which such  interest was paid or advanced at the  applicable  Mortgage  Rate,  to but not  including  the Due Date in the month of the final  Distribution  Date (or the Net  Mortgage  Rate with respect to any related  Mortgage  Loan  currently  serviced by the entity  exercising  such  Optional
Termination)  and (ii) with  respect to any  REO Property,  the lesser of (x) the  appraised  value of any
REO Property  as  determined  by the higher of two  appraisals  completed  by two  independent  appraisers selected by the  Depositor at the expense of the Depositor and (y) the  Stated  Principal  Balance of each related Mortgage Loan related to any REO Property,  in each case and (iii) (A) any remaining  unreimbursed
Advances,  Servicing  Advances and unpaid Servicing Fees (other than any remaining  unreimbursed  Advances and  Servicing  Advances  and unpaid  Servicing  Fees,  if any, due to the  Terminating  Entity) and other amounts  payable  to the  Servicers,  the  Master  Servicer,  the  Custodian,  the  Trustee  and the Trust
Administrator  and (B) with respect to the Floater Loan Group, any Swap  Termination  Payments owed to the
Swap  Counterparty  (the sum of (i),  (ii) and  (iii),  collectively,  the "Par  Value") and (b) the  Fair
Market  Value of all of the  property  of the Trust  related  to the Loan Group  subject to such  Optional
Termination  (plus,  with respect to the Floater Loan Group,  any Swap  Termination  Payments  owed to the
Swap Counterparty).

                  The "Fair  Market  Value"  shall be the fair market  value of all of the property of the
Trust  related to the Loan  Group(s)  subject to an  Optional  Termination,  as agreed  upon  between  the
Terminating Entity and a majority of the holders of the Class AR-L Certificates;  provided,  however, that if the Terminating  Entity and a majority of the holders of the Class AR-L  Certificates do not agree upon the fair market value of such property of the Trust,  the  Terminating  Entity,  or an agent  appointed by the  Terminating  Entity,  shall solicit bids for such  property of the Trust until it has received  three bids,  and  the  Fair  Market  Value  shall  be  equal  to the  highest  of such  three  bids.  The  Trust
Administrator  shall give  notice to the Rating  Agencies  of any  election  to  purchase  Mortgage  Loans pursuant to this Section 11.01 and of the applicable Optional Termination Date.

                  (d)      [Reserved].

                  (e)      On any Distribution Date on or after the date on which the aggregate  Principal
Balance  of the  Mortgage  Loans in the  Floater  Loan Group is less than 5% of the  Aggregate  Loan Group
Balance for such Floater  Loan Group as of the Cut-off  Date (a  "Terminating  Auction  Date"),  the Trust
Administrator  shall solicit bids for the related Trust Collateral from at least three  institutions  that are regular  purchasers  and/or  sellers in the  secondary  market of  residential  whole  mortgage  loans similar to the Mortgage Loans;  provided,  however,  that the Trust Administrator may not solicit any such bids at any time while there are NIM Notes  related to such Floater Loan Group  outstanding.  If the Trust
Administrator  receives  at least  three bids for the related  Trust  Collateral,  and one of such bids is equal to or greater than the Par Value,  the Trust  Administrator  shall sell the related Trust Collateral to the  highest  bidder (a  "Terminating  Auction  Purchaser")  at the price  offered  by the  Terminating
Auction  Purchaser (a "Mortgage Loan Terminating  Auction  Price").  If the Trust  Administrator  receives less than three  bids,  or does not receive  any bid that is equal to or greater  than the Par Value,  the
Trust Administrator  shall, on each six-month  anniversary of the initial Terminating Auction Date, repeat these auction  procedures  until the Trust  Administrator  receives a bid that is equal to or greater than the Par Value,  and upon receipt of such bid shall sell the related Trust  Collateral  to the  Terminating
Auction Purchaser at that Mortgage Loan Auction Price;  provided,  however,  that the Trust  Administrator shall not be required to repeat  these  auction  procedures  on any  Distribution  Date for any  six-month anniversary of the initial  Terminating  Auction Date unless the Trust  Administrator  reasonably believes that  there  is a  reasonable  likelihood  of  receiving  a bid in  excess  of the Par  Value.  The  Trust
Administrator  shall give notice to the Rating  Agencies and each  Servicer  that is servicing  any of the related  Mortgage  Loans of the sale of the related Trust  Collateral  pursuant to this  Section 11.01  (a
"Terminating  Auction  Sale")  and  of the  Terminating  Auction  Date.  Notwithstanding  anything  to the contrary  herein,  the  Terminating  Auction  Purchaser  shall not be the Depositor,  the Seller or any of their respective Affiliates.

                  SECTION 11.02.    Determination of the Terminating Entity.

                  (a)      If any  Servicer  intends to be the  Terminating  Entity,  such party must give written  notice to the Trust  Administrator  no later than  twenty (20) days prior to the first day of the
Optional  Termination  Notice  Period.  Such notice shall also  indicate the Loan Group(s) of the Mortgage
Loans to be repurchased.  Upon receiving such notice, the Trust  Administrator  shall immediately  request from  DLJMC and DLJMC  shall  deliver  no later  than  seventeen  (17) days  prior to the first day of the
Optional  Termination  Notice Period a letter indicating whether or not DLJMC retains the servicing rights to any Mortgage Loan in any of the related Loan Groups.

                  (b)      With  respect  to the  purchase  of  Mortgage  Loans  in any Loan  Group(s)  as described in  Section 11.01(a),  the Trust Administrator shall determine the "Terminating Entity" as follows:

                           (i)      DLJMC, if it is the owner of the servicing  rights with respect to any such Mortgage Loans on the related Optional Termination Date;

                           (ii)     SPS,  if (a)  DLJMC is not the  owner  of the  servicing  rights  with respect to any such Mortgage Loans on the related  Optional  Termination Date and (b) SPS is a
            Servicer  with respect to any such Mortgage  Loans on the related  Optional  Termination  Date and SPS has given notice to the Trust Administrator pursuant to Section 11.02(a) above; or

                           (iii)    the Majority  Servicer on the related  Optional  Termination  Date, if
            (a) DLJMC is not the owner of the servicing  rights with respect to any such Mortgage Loans on the  related  Optional  Termination  Date  and  (b)  SPS has not  given  notice  to the  Trust
            Administrator pursuant to Section 11.02(a) above.

                  (c)      No later  than  fifteen  (15)  days  prior  to the  first  day of any  Optional
Termination  Notice  Period,  the Trust  Administrator  shall  provide  notice to each  Servicer that is a servicer of any of the  Mortgage  Loans in the related Loan  Group(s) of the  identity of the  Terminating
Entity for such Loan Group(s).

                  SECTION 11.03.    Procedure Upon Optional Termination or Terminating Auction Sale.

                  (a)      In case of any Optional  Termination,  the  Terminating  Entity shall, no later than ten (10) days prior to the first day of the related Optional  Termination  Notice Period,  notify the
Trustee and Trust  Administrator of such Optional  Termination  Date and of the applicable  purchase price of the Mortgage  Loans to be purchased.  Upon  purchase by the  Terminating  Entity of any Mortgage  Loans pursuant to  Section 11.01,  the Trust  Administrator  shall notify each Servicer that is servicing any of such Mortgage  Loans (and with respect to the purchase of the Mortgage  Loans in any Loan Group to which a
Swap or a Cap relates, the related Counterparty) of such purchase.

                  (b)      Any purchase of the Mortgage Loans by the  Terminating  Entity shall be made on an Optional  Termination  Date by deposit of the applicable  purchase price into the  Certificate  Account
before  the  Distribution   Date  on  which  such  purchase  is  effected.   Upon  receipt  by  the  Trust
Administrator of an Officer's  Certificate of the Terminating  Entity certifying as to the deposit of such purchase  price into the  Certificate  Account,  the Trustee,  the Trust  Administrator  and each co-trust administrator and separate trust administrator,  if any, then acting as such under this Agreement,  shall, upon request and at the expense of the  Terminating  Entity  execute and deliver all such  instruments  of transfer  or  assignment,  in each  case  without  recourse,  as  shall  be  reasonably  requested  by the
Terminating  Entity to vest title in the  Terminating  Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating  Entity the purchased  Mortgage  Loans.  Any  distributions  on the
Mortgage  Loans which have been  subject to an Optional  Termination  received by the Trust  Administrator subsequent  to (or with  respect to any  period  subsequent  to) the  Optional  Termination  Date shall be promptly remitted by it to the Terminating Entity.

                  (c)      Any  purchase  of the  Trust  Collateral  by the  related  Terminating  Auction
Purchaser  shall be made on an  Terminating  Auction  Date by  receipt of the Trust  Administrator  of the related Mortgage Loan Terminating  Auction Price from the Terminating  Auction  Purchaser,  and deposit of such  Mortgage Loan  Terminating  Auction Price into the  Certificate  Account by the Trust  Administrator before the  Distribution  Date on which such  purchase is effected.  Upon deposit of such  purchase  price into the Certificate  Account,  the Trustee and the Trust  Administrator  and each co-trust  administrator and separate trust  administrator,  if any, then acting as such under this Agreement,  shall, upon request and at the expense of the  Terminating  Auction  Purchaser  execute and  deliver all such  instruments  of transfer  or  assignment,  in each  case  without  recourse,  as  shall  be  reasonably  requested  by the
Terminating  Auction Purchaser to vest title in the Terminating  Auction Purchaser in the Trust Collateral
so purchased and shall  transfer or deliver to the  Terminating  Auction  Purchaser  the  purchased  Trust
Collateral.

                  (d)      Notice of the Distribution  Date on which the Trust  Administrator  anticipates that the final distribution shall be made on a Class of Certificates  (whether upon Optional  Termination,
Terminating  Auction  Sale or  otherwise),  shall be given  promptly by the Trust  Administrator  by first class  mail to Holders of the  affected  Certificates.  Such  notice  shall be mailed no earlier  than the
15th day and not later than the 10th day preceding the applicable Optional  Termination Date,  Terminating
Auction  Date or date of final  distribution,  as the case  may be.  Such  notice  shall  specify  (i) the
Distribution  Date  upon  which  final  distribution  on the  affected  Certificates  shall  be made  upon presentation  and surrender of such  Certificates  at the office or agency  therein  designated,  (ii) the amount  of  such  final  distribution  and  (iii) that  the  Record  Date  otherwise  applicable  to  such
Distribution  Date is not applicable,  such  distribution  being made only upon presentation and surrender of such  Certificates at the office or agency  maintained for such purposes (the address of which shall be set forth in such notice).

                  (e)      In the event that any  Certificateholders  shall not surrender Certificates for cancellation  within six months after the date specified in the above mentioned written notice,  the Trust
Administrator  shall give a second written notice to the remaining  such  Certificateholders  to surrender their  Certificates for cancellation and receive the final  distribution  with respect thereto.  If within
six  months  after  the  second  notice  all  the  Certificates   shall  not  have  been  surrendered  for
cancellation,  the  Trust  Administrator  may take  appropriate  steps,  or may  appoint  an agent to take
appropriate   steps,  to  contact  the  remaining   Certificateholders   concerning   surrender  of  their
Certificates,  and the cost thereof  shall be paid out of the funds and other assets which remain  subject to the Trust Fund.

                  (f)      Notwithstanding  anything to the contrary herein, the occurrence of an Optional
Termination or  Terminating  Auction Sale shall be subject to, and shall in no way adversely  affect,  the rights of the owner of the  servicing  rights  related to the Mortgage  Loans  purchased in such  Optional
Termination or Terminating Auction Sale.

                  SECTION 11.04.    Additional Termination Requirements.

                  (a)      In the event the Terminating  Entity  exercises its purchase option pursuant to
Section 11.01(A)  or a Terminating  Auction Sale shall have  occurred  pursuant to  Section 11.01(c),  the related  subsidiary  REMIC shall be terminated in accordance with the following  additional  requirements, unless the  Trustee  and the Trust  Administrator  have  received an Opinion of Counsel to the effect that the failure to comply with the  requirements of this  Section 11.04 will  not (i) result in the imposition of taxes on a "prohibited  transaction"  of any REMIC created  hereunder,  as described in Section 860F of the Code,  or (ii) cause  any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding:

                           (i)      within 90 days prior to the final  Distribution  Date set forth in the notice  given by  Terminating  Entity  under  Section 11.03,  the Holder of the related  Residual
         Certificates shall adopt a plan of complete liquidation for the related REMIC; and

                           (ii)     at or  after  the  time of  adoption  of any  such  plan  of  complete liquidation  for such REMIC and at or prior to the final  Distribution  Date,  the Trustee  shall sell all of the assets of such REMIC to the Depositor for cash.

                  (b)      Upon the exercise of an Optional  Termination by the Terminating Entity or upon the  occurrence  of a Terminating  Auction Sale in respect of the final  remaining  subsidiary  REMIC (the
"Remaining  Subsidiary  REMIC")  pursuant to  Section 11.01,  each remaining  REMIC shall be terminated in accordance  with the following  additional  requirements,  unless the Trustee and the Trust  Administrator have  received an Opinion of Counsel to the effect that the  failure to comply  with the  requirements  of this  Section 11.04 will  not  (i) result in the  imposition of taxes on a "prohibited  transaction"  of a
REMIC,  as described in  Section 860F  of the Code, or (ii) cause  any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                           (i)      concurrently with the adoption of the plan of complete  liquidation of the Remaining  Subsidiary REMIC, as set forth in paragraph (a) of this Section 11.04,  the Holder of the related Residual Certificates,  as applicable,  shall adopt a plan of complete liquidation of each remaining REMIC; and

                           (ii)     at or  after  the  time of  adoption  of any  such  plan  of  complete liquidation  for each such remaining  REMIC,  at or prior to the final  Distribution  Date of the
         Remaining  Subsidiary  REMIC to be  terminated,  the Trustee shall sell all of the assets of each such remaining REMIC to the Depositor for cash.

                  (c)      By its acceptance of a Residual  Certificate,  the Holder thereof hereby agrees to adopt such a plan of complete  liquidation  and to take such other  action in  connection  therewith as may be  reasonably  required to liquidate and  otherwise  terminate the related REMIC created  pursuant to this Agreement.

                                               ARTICLE XII

                                         MISCELLANEOUS PROVISIONS

                            As set forth in ARTICLE XII of the Standard Terms.

                                               ARTICLE XIII

                                          EXCHANGE ACT REPORTING

                           As set forth in ARTICLE XIII of the Standard Terms.

                  IN WITNESS  WHEREOF,  the Depositor,  the Seller,  the Trust  Administrator,  the Master
Servicer,  the Trustee,  the Special  Servicer,  the  Modification  Oversight Agent and the Servicers have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized all as of the date first written above.

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES
                                                     CORP.,
                                                     as Depositor

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     DLJ MORTGAGE CAPITAL, INC.,
                                                     as Seller

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as Trust Administrator and as Master Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                     as Trustee

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as a Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     SELECT PORTFOLIO SERVICING, INC.,
                                                     as a Servicer, Special Servicer and Modification
                                                     Oversight Agent

                                                     By:______________________________________
                                                     Name:
                                                     Title:

STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )

On this __ day of May,  2007,  before  me,  personally  appeared  _____________,  known to me to be a Vice
President of Credit Suisse First Boston Mortgage  Securities  Corp., one of the corporations that executed the  within  instrument,  and  also  known  to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )

On the __ day of  May,  2007,  before  me,  personally  appeared  ____________,  known  to me to be a Vice
President of DLJ Mortgage  Capital,  Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged to me that such corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public
[NOTARIAL SEAL]

STATE OF _____________)
         : ss.:
COUNTY OF _____________)

On the _____ day of May,  2007  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of SPS, the Utah corporation that executed the  within  instrument  and  also  known  to me to be the  person  who  executed  it on  behalf  of  said corporation, and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                            )
                                    : ss.:
COUNTY OF                           )

On the _____ day of May,  2007  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national banking  association  that  executed  the  within  instrument  and also  known to me to be the  person who executed it on behalf of said  national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF               )
                       : ss.:
COUNTY OF              )

On the _____ day of May,  2007  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national banking  association  that  executed  the  within  instrument  and also  known to me to be the  person who executed it on behalf of said  national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                  )
                          : ss.:
COUNTY OF                 )

On the _____ day of May,  2007  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national banking  association  that  executed  the  within  instrument  and also  known to me to be the  person who executed it on behalf of said  national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                   )
                           : ss.:
COUNTY OF                  )

On the _____ day of May,  2007  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national banking  association  that  executed  the  within  instrument  and also  known to me to be the  person who executed it on behalf of said  national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK )
         : ss.:
COUNTY OF NEW YORK         )

On the _____ day of May,  2007  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of U.S.  Bank  National  Association,  the
national  banking  association  that executed the within  instrument and also known to me to be the person who  executed  it on  behalf  of said  national  banking  association,  and  acknowledged  to me that such national banking association executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

                                                Exhibit A

                            Standard Terms of Pooling and Servicing Agreement

                                              (see attached)

                                                Schedule I

                                          Mortgage Loan Schedule

                                              (see attached)

                                                Appendix A

                                                [RESERVED]